UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________

FORM N-CSR
________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-22704

CAMBRIA ETF TRUST
(Exact name of registrant as specified in charter)
________

2321 Rosecrans Avenue
Suite 3225
El Segundo, CA 90245
(Address of principal executive offices) (Zip code)

Corporation Service Company
2711 Centerville Road
Suite 400
Wilmington, DE 19808
(Name and address of agent for service)

With a Copy to:
W. John McGuire
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, D.C. 20004

Registrant’s telephone number, including area code: 1-310-683-5500

Date of fiscal year end: April 30, 2017

Date of reporting period: April 30, 2017

Item 1.  Reports to Stockholders.

Cambria Shareholder Yield ETF (SYLD)
Cambria Foreign Shareholder Yield ETF (FYLD)
Cambria Global Value ETF (GVAL)
Cambria Global Momentum ETF (GMOM)
Cambria Global Asset Allocation ETF (GAA)
Cambria Value and Momentum ETF (VAMO)
Cambria Sovereign High Yield Bond ETF (SOVB)
Cambria Emerging Shareholder Yield ETF (EYLD)
Cambria Tail Risk ETF (TAIL)

Annual Report

April 30, 2017

Cambria Investment Management

Table of Contents

Shareholder Letter (Unaudited)	2
Manager’s Discussion and Analysis of Fund Performance (Unaudited)	7
Schedules of Investments
Cambria Shareholder Yield ETF	15
Cambria Foreign Shareholder Yield ETF	17
Cambria Global Value ETF	20
Cambria Global Momentum ETF	23
Cambria Global Asset Allocation ETF	24
Cambria Value and Momentum ETF	25
Cambria Sovereign High Yield Bond ETF	27
Cambria Emerging Shareholder Yield ETF	29
Cambria Tail Risk ETF	32
Statements of Assets and Liabilities	33
Statements of Operations	35
Statements of Changes in Net Assets	37
Financial Highlights	41
Notes to Financial Statements	43
Report of Independent Registered Public Accounting Firm	58
Disclosure of Fund Expenses (Unaudited)	59
Trustees and Officers of the Cambria ETF Trust (Unaudited)	61
Board Consideration of the Investment Advisory Agreement (Unaudited)	63
Notice to Shareholders (Unaudited)	67
Supplemental Information (Unaudited)	68

The Funds file their complete schedules of Fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that Cambria Investment Management L.P., the Funds’ investment advisor, uses to determine how to vote proxies relating to Fund securities, as well as information relating to how the Funds voted proxies relating to Fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling (855)-383-4636; and (ii) on the Commission’s website at www.sec.gov.

Cambria Investment Management
Shareholder Letter
(Unaudited)

Dear Shareholder:

We are pleased to present the following annual report for the Cambria ETF Trust.

●	SYLD

The Cambria Shareholder Yield ETF (“SYLD”) seeks to achieve its investment objective by investing, under normal market conditions, primarily in equity securities that provide a high “shareholder yield.” Cambria views equity securities as providing a high shareholder yield if they exhibit strong cash flows, as reflected by their payment of dividends to shareholders and their return of capital to shareholders in other forms, such as through net stock buybacks and net debt paydown. These metrics generally result in the Fund’s portfolio holding value stocks (as opposed to growth stocks).

SYLD launched on May 13, 2013, at $25.00 per share. For the three-month quarter ended April 30, 2017, SYLD posted a gain of 3.24%. For the 12-month period ended April 30, 2017, SYLD gained 20.62%. For the period since inception through April 30, 2017, SYLD posted a cumulative gain of 57.32%.

We believe that the S&P 500 serves as a suitable benchmark for SYLD and, at the end of the Fund’s first complete calendar year; we identified the S&P 500 in the Fund’s prospectus as an appropriate broad-based benchmark for the Fund. The table below shows the performance of the Fund vs. its benchmark, the S&P 500, for the three-month, 12-month, and since inception periods ended April 30, 2017.

	vs. Benchmark
	SYLD	S&P 500
Cumulative Returns Since Fund Inception	57.32%	58.58%
12 Months Ended 4/30/2017	20.62%	17.92%
3 Months Ended 4/30/2017	3.24%	5.16%

●	FYLD

The Cambria Foreign Shareholder Yield ETF (“FYLD”) seeks to achieve its investment objective by investing at least 80% of its assets in the components of the Cambria Foreign Shareholder Yield Index, and the Index identifies the 100 issuers in the relevant universe that have exhibited, in the aggregate, the strongest cash flows, the highest dividends paid to shareholders, and net stock buybacks and debt paydown. These metrics generally result in the Fund’s portfolio holding value stocks (as opposed to growth stocks).

FYLD launched on December 2, 2013, at $25.00 per share. For the three-month quarter ended April 30, 2017, FYLD posted a gain of 5.50%. For the 12-month period ended April 30, 2017, FYLD posted a gain of 11.93%. From the Fund’s launch date through April 30, 2017, FYLD posted a cumulative gain of 3.16%.

We believe that the MSCI EAFE Index serves as a suitable benchmark for FYLD and, at the end of the Fund’s first complete calendar year, we identified the MSCI EAFE Index in the prospectus as an appropriate broad-based benchmark for the Fund. The table below shows the performance of the Fund vs. its benchmark, the MSCI EAFE Index, for the three-month, 12-month, and since inception periods ended April 30, 2017.

	vs. Benchmark
	FYLD	MSCI EAFE
Cumulative Returns Since Fund Inception	3.16%	8.80%
12 Months Ended 4/30/2017	11.93%	11.83%
3 Months Ended 4/30/2017	5.50%	7.09%

Cambria Investment Management
Shareholder Letter
(Unaudited) (Continued)

●	GVAL

The Cambria Global Value ETF (“GVAL”) seeks to achieve its investment objective by investing at least 80% of its assets in the components of the Cambria Global Value Index. The GVAL index is a quantitative, value-oriented stock selection methodology that selects up to 11 countries trading at long-term discount (relative to other countries’ equity markets). Within the selected countries, the model selects stocks trading at the most attractive valuations, i.e., value stocks. Such a strategy will likely underperform when it faces headwinds during growth periods.

GVAL launched on March 11, 2014, at $25.00 per share. For the three-month quarter ended April 30, 2017, GVAL posted a gain of 6.38%. For the 12-month period ended April 30, 2017, GVAL posted a gain of 20.85%. For the period from launch through April 30, 2017, the Fund posted a 2.68% cumulative loss.

We believe that the MSCI ACWI Index serves as a suitable benchmark for GVAL. The table below shows the performance of GVAL vs. its benchmark, the MSCI ACWI Index, for the three-month, 12-month, and since inception periods ended April 30, 2017.

	vs. Benchmark
	GVAL	ACWI
Cumulative Returns Since Fund Inception	-2.68%	20.67%
12 Months Ended 4/30/2017	20.85%	15.77%
3 Months Ended 4/30/2017	6.38%	5.85%

●	GMOM

The Cambria Global Momentum ETF (“GMOM”) launched on November 3, 2014, at $25.00 per share. For the three-month quarter ended April 30, 2017, GMOM posted a gain of 3.73%. For the 12-month period ended April 30, 2017, GMOM posted a gain of 10.52%. From the period from inception through April 30, 2017, GMOM posted a cumulative gain of 3.80%.

We believe that a suitable benchmark for GMOM is the S&P Balanced Equity and Bond – Moderate Index (SPBXMI). We believe the “blended” portfolio of US equities and US Treasuries is a suitable benchmark for GMOM because the equity-bond blend is the precursor to most modern asset allocation strategies. This benchmark has long been used by academia and practitioners alike as a measurement for broad asset allocation strategies. The table below shows the performance of GMOM vs. its benchmark, SPBXMI, for the three-month, 12-month, and since inception periods ended April 30, 2017.

	vs. Benchmark
	GMOM	SPBXMI
Cumulative Returns Since Fund Inception	3.80%	15.77%
12 Months Ended 4/30/2017	10.52%	8.07%
3 Months Ended 4/30/2017	3.73%	3.58%

●	GAA

The Cambria Global Asset Allocation ETF (“GAA”) launched on December 9, 2014, at $25.00 per share. For the three-month quarter ended April 30, 2017, GAA posted a gain of 3.39%. For the 12-month period ended April 30, 2017, GAA posted a gain of 9.08%. From the Fund’s inception through April 30, 2017, GAA posted a cumulative gain of 9.00%.

Cambria Investment Management
Shareholder Letter
(Unaudited) (Continued)

We believe that a suitable benchmark for GAA is the S&P Balanced Equity and Bond – Moderate Index (SPBXMI). We believe the “blended” portfolio of US equities and US Treasuries is a suitable benchmark for GAA because the equity-bond blend is the precursor to most modern asset allocation strategies. This benchmark has long been used by academia and practitioners alike as a measurement for broad asset allocation strategies. The table below shows the performance of GAA vs. its benchmark, SPBXMI, for the three-month, 12-month, and since inception periods ended April 30, 2017.

	vs. Benchmark
	GAA	SPBXMI
Cumulative Returns Since Fund Inception	9.00%	16.10%
12 Months Ended 4/30/2017	9.08%	8.07%
3 Months Ended 4/30/2017	3.39%	3.58%

Each of GMOM and GAA are designed to provide an investor with a stand-alone, fully diversified investment portfolio. Thus, the performance of each Fund is expected to be moderate under most market conditions, and the performance of each Fund has been in line with Cambria’s expectations. In general, we believe market conditions have been favorable for US and foreign equities. We further believe that US equities may currently be trading at prices that are above their fair valuation — although not in “bubble” territory. Nevertheless, we expect valuations to be a headwind in the years ahead and we appreciate your continuing confidence in us as asset managers.

●	VAMO

The Cambria Value and Momentum ETF (“VAMO”) seeks to protect against market fluctuation through the use of a rules-based hedging strategy. VAMO launched on September 8, 2015, at $25.00 per share. For the three-month period ended April 30, 2017, VAMO posted a loss of 0.56%. For the 12-month period ended April 30, 2017, VAMO posted a gain of 4.98%. From the Fund’s inception through April 30, 2017, VAMO posted a cumulative loss of 4.43%.

We believe that the S&P 500 Index serves as a suitable benchmark for VAMO. The table below shows the performance of the Fund vs. its benchmark, the S&P 500 Index, for the three-month, 12-month, and since inception periods ended April 30, 2017.

	vs. Benchmark
	VAMO	S&P 500
Cumulative Returns Since Fund Inception	-4.43%	25.36%
12 Months Ended 4/30/2017	4.98%	17.92%
3 Months Ended 4/30/2017	-0.56%	5.16%

●	SOVB

The Cambria Sovereign High Yield Bond ETF (“SOVB”) launched on February 22, 2016, at $25.00 per share. For the three-month period ended April 30, 2017, SOVB posted a gain of 4.24%. For the 12-month period ended April 30, 2017, SOVB posted a gain of 4.51%. Since inception, SOVB posted a cumulative gain of 12.87%.

We believe that the Citi World Government Bond Index (“WGBI”) serves as a suitable benchmark for SOVB. The table below shows the performance of the Fund vs. WGBI for the three-month, 12-month, and since inception periods ended April 30, 2017.

	vs. Benchmark
	SOVB	WGBI
Cumulative Returns Since Fund Inception	12.87%	0.06%
12 Months Ended 4/30/2017	4.51%	-3.61%
3 Months Ended 4/30/2017	4.24%	1.84%

Cambria Investment Management
Shareholder Letter
(Unaudited) (Continued)

●	EYLD

The Cambria Emerging Shareholder Yield ETF (“EYLD”) seeks to achieve its investment objective by investing at least 80% of its assets in the components of the Cambria Emerging Shareholder Yield Index, and the Index identifies the 100 issuers in the relevant universe that have exhibited, in the aggregate, the strongest cash flows, the highest dividends paid to shareholders, and net stock buybacks and debt paydown. These metrics generally result in the Fund’s portfolio holding value stocks (as opposed to growth stocks).

EYLD launched on July 13, 2016, at $25.00 per share. For the three-month period ended April 30, 2017, EYLD posted a gain of 8.02%. Since inception, EYLD posted a cumulative gain of 18.57%.

For the purpose of this commentary, we are using the iShares MSCI Emerging Markets ETF (“EEM”) as a proxy for the benchmark index. The table below shows the performance of the Fund vs. EEM for the three-month and since inception periods ended April 30, 2017.

	vs. Benchmark
	EYLD	EEM
Cumulative Returns Since Fund Inception	18.57%	16.01%
3 Months Ended 4/30/2017	8.02%	8.03%

●	TAIL

The Cambria Tail Risk ETF (“TAIL”) launched on April 5, 2017, at $25.00 per share. For the period ended April 30, 2017, TAIL posted a cumulative loss of 1.04%.

We believe that the Bloomberg Barclay U.S. Short Treasury Index serves as a suitable benchmark for TAIL. The table below shows the performance of the Fund vs. its benchmark since the inception of TAIL through April 30, 2017.

	vs. Benchmark
	TAIL	Short Treasury Index
Cumulative Returns Since Fund Inception	-1.04%	0.05%

TAIL held US Treasuries and a basket of S&P 500 Index put options. Some of the losses generated by the put position were offset by gains of the Treasury bonds.

Sincerely,

Mebane Faber and Eric Richardson

The information provided represents the opinion of the manager at a specific point in time and is not intended to be a forecast of future events, a guarantee of future events or investment advice.

The performance data quoted represents past performance. Past performance does not guarantee future results.

Indices are unmanaged and do not include the effect of fees. One cannot invest directly in an index.

The S&P 500 Index is a diverse index that includes 500 American companies that represent over 70% of the total market capitalization of the U.S. stock market.

Cambria Investment Management
Shareholder Letter
(Unaudited) (Concluded)

The Cambria Foreign Shareholder Yield Index represents issuers with strong cash flows, highest dividends paid to shareholders, net stock buybacks and net debt paydowns. The initial screening universe for this Index includes issuers in foreign developed countries with marketing capitalizations of at least $200 million. The Index is comprised of the 100 issuers with high rankings across a composite of the aforementioned factors.

The MSCI EAFE Index is a free float-adjusted market capitalization weighted index, designed to measure developed market equity performance excluding the U.S. and Canada, consisting of 21 stock markets in Europe, Australasia, and the Far East.

The Cambria Global Value Index consists of equity securities of issuers that are domiciled in, trade in, or have exposure to a market that is undervalued according to various valuation metrics. The initial screening universe for this Index includes issuers having a market capitalization of at least $200 million.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

The S&P Balanced Equity and Bond Index is comprised of three multi-asset class indices, each with a particular risk level. The indices consist of U.S. Treasury Bonds and Equities with the following asset mix proportions: Conservative: 75% Treasuries/ 25% Equities, Moderate: 50% Treasuries/50% Equities, Growth: 25% Treasuries/75% Equities.

Cambria Global Asset Allocation Index is designed to model absolute positive returns with reduced volatility, and manageable risk and drawdowns, by identifying an investable portfolio of equity and fixed income securities, real estate, commodities and currencies.

The World Government Bond Index (WGBI) measures the performance of fixed-rate, local currency, investment grade sovereign bonds. The WGBI is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. The WGBI provides a broad benchmark for the global sovereign fixed income market. Sub-indices are available in any combination of currency, maturity, or rating.

The MSCI ACWI Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across 23 Developed Markets (DM) countries and 23 Emerging Markets (EM) countries.

The MSCI ACWI Value Index captures large and mid cap securities exhibiting overall value style characteristics across 23 Developed Markets countries and 23 Emerging Markets (EM) countries.

MSCI Emerging Markets Index is a free-float weighted equity index that captures large and mid-cap representation across Emerging Markets (EM) countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

The Bloomberg Barclays U.S. Short Treasury Index tracks the market for Treasury bills issued by the U.S. Government. U.S. treasury bills are issues in fixed maturity terms of 4-, 13-, 26- and 52- weeks.

Cambria Investment Management
Manager’s Discussion and Analysis of Fund Performance
(Unaudited)

Comparison of Change in the Value of a $10,000 Investment in
the Cambria Shareholder Yield ETF versus the S&P 500 Index

The Fund returned 20.62% for the fiscal year ended April 30, 2017. During this 12-month period, overweights in Financials, Industrials, and Materials contributed significantly to the Fund’s outperformance of the S&P 500.

	AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED APRIL 30, 2017
	One Year Return	Since Inception (Annualized)*
Cambria Shareholder Yield ETF	20.62%	12.11%
S&P 500 Index	17.92%	12.33%

* Fund inception date is May 13, 2013.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.
Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.59%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s performance assumes the reinvestment of all dividends and all capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The index is unmanaged and is not available for investment.

There are no assurances that the Fund will meet its stated objectives.

S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

Cambria Investment Management
Manager’s Discussion and Analysis of Fund Performance
(Unaudited) (Continued)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Foreign Shareholder
Yield ETF versus the Cambria Foreign Shareholder Yield Index and the MSCI EAFE Index

The Fund returned 11.93% for the fiscal year ended April 30, 2017. During this 12-month period, allocations to Japan and Switzerland made the largest contributions to the Fund’s outperformance of its benchmark; whereas, allocations to Canada, Scandinavian countries, and Germany detracted from Fund performance.

	AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED APRIL 30, 2017
	One Year Return	Since Inception (Annualized)*
Cambria Foreign Shareholder Yield ETF	11.93%	0.92%
Cambria Foreign Shareholder Yield Index	12.18%	1.32%
MSCI EAFE Index	11.83%	2.50%

* Fund inception date is December 2, 2013.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.
Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.59%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s performance assumes the reinvestment of all dividends and all capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

Cambria Foreign Shareholder Yield Index represents issuers with strong cash flows, highest dividends paid to shareholders, net stock buybacks and net debt paydowns. The initial screening universe for this Index includes issuers in foreign developed countries with marketing capitalizations of at least $200 million. The Index is comprised of the 100 issuers with high rankings across a composite of the aforementioned factors.

MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Cambria Investment Management
Manager’s Discussion and Analysis of Fund Performance
(Unaudited) (Continued)

Comparison of Change in the Value of a $10,000 Investment in the
Cambria Global Value ETF versus the Cambria Global Value Index and the MSCI ACWI Index

The Fund returned 20.85% for the fiscal year ended April 30, 2017. During this 12-month period, allocations to Brazil, Russia, and Austria made the largest contributions to Fund performance; whereas, allocations to Italy, China, and Czech Republic detracted from Fund performance.

	AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED APRIL 30, 2017
	One Year Return	Since Inception (Annualized)*
Cambria Global Value ETF	20.85%	-0.86%
Cambria Global Value Index	21.07%	-0.49%
MSCI ACWI Index	15.77%	6.17%

* Fund inception date is March 11, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.
Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.69%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s performance assumes the reinvestment of all dividends and all capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

Cambria Global Value Index consists of equity securities of issuers that are domiciled in, trade in, or have exposure to a market that is undervalued according to various valuation metrics. The initial screening universe for this Index includes issuers having a market capitalization of at least $200 million.

MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Cambria Investment Management
Manager’s Discussion and Analysis of Fund Performance
(Unaudited) (Continued)

Comparison of Change in the Value of a $10,000 Investment in the
Cambria Global Momentum ETF versus the S&P Balanced Equity & Bond – Moderate Index

The Fund returned 10.52% for the fiscal year ended April 30, 2017. During this 12-month period, allocations to Mortgage Real Estate, global tech stocks, domestic small cap stocks, and global value stocks were the primary drivers of the Fund’s positive performance.

	AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED APRIL 30, 2017
	One Year Return	Since Inception (Annualized)*
Cambria Global Momentum ETF	10.52%	1.51%
S&P Balanced Equity & Bond – Moderate Index	8.07%	6.05%
S&P 500 Index	17.92%	9.23%

* Fund inception date is November 3, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.
Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.80%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s performance assumes the reinvestment of all dividends and all capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The index is unmanaged and is not available for investment.

There are no assurances that the Fund will meet its stated objectives.

S&P Balanced Equity & Bond – Moderate Index the S&P 500 Balanced Equity & Bond – Moderate Index combines investable S&P indices for core equity and fixed income to provide a regularly rebalanced multi-asset measure for moderate risk-reward profiles The construction of the index consists of a position in the S&P 500 Total Return Index with 50% weight, and a position in the S&P U.S. Treasury Bond 7-10 Year Index with 50% weight.

Cambria Investment Management
Manager’s Discussion and Analysis of Fund Performance
(Unaudited) (Continued)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Global Asset Allocation ETF
versus the Cambria Global Asset Allocation Index and S&P Balanced Equity & Bond – Moderate Index

The Fund returned 9.08% for the fiscal year ended April 30, 2017. During this 12-month period, allocations to global equities, emerging market debt, and US TIPS made the largest contributions to Fund performance; whereas, allocations to commodities and intermediate and long-term US treasuries detracted from Fund performance.

	AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED APRIL 30, 2017
	One Year Return	Since Inception (Annualized)*
Cambria Global Asset Allocation ETF	9.08%	3.67%
Cambria Global Asset Allocation Index	8.12%	1.54%
S&P Balanced Equity & Bond – Moderate Index	8.07%	6.44%
S&P 500 Index	17.92%	8.56%

* Fund inception date is December 9, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.
Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.25%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s performance assumes the reinvestment of all dividends and all capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

Cambria Global Asset Allocation Index is designed to model absolute positive returns with reduced volatility, and manageable risk and drawdowns, by identifying an investable portfolio of equity and fixed income securities, real estate, commodities and currencies.

S&P Balanced Equity & Bond – Moderate Index the S&P 500 Balanced Equity & Bond – Moderate Index combines investable S&P indices for core equity and fixed income to provide a regularly rebalanced multi-asset measure for moderate risk-reward profiles The construction of the index consists of a position in the S&P 500 Total Return Index with 50% weight, and a position in the S&P U.S. Treasury Bond 7-10 Year Index with 50% weight.

Cambria Investment Management
Manager’s Discussion and Analysis of Fund Performance
(Unaudited) (Continued)

Comparison of Change in the Value of a $10,000 Investment in the
Cambria Value and Momentum ETF versus the Cambria Value & Momentum Index and S&P 500 Index

The Fund returned 4.98% for the fiscal year ended April 30, 2017. During this 12-month period, allocations to Energy, Consumer Staples, Technology, and Utilities made the largest contributions to Fund performance; whereas, allocations to Technology, Financials, and Consumer Discretionary detracted from Fund performance. During this period, VAMO maintained an average short hedge of 50% to the S&P 500, which returned 17.92% during this period.

	AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED APRIL 30, 2017
	One Year Return	Since Inception (Annualized)*
Cambria Value and Momentum ETF	4.98%	-2.72%
Cambria Value and Momentum Index	22.48%	8.94%
S&P 500 Index	17.92%	14.74%

* Fund inception date is September 8, 2015.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.
Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.59%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s performance assumes the reinvestment of all dividends and all capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

Cambria Investment Management
Manager’s Discussion and Analysis of Fund Performance
(Unaudited) (Continued)

Comparison of Change in the Value of a $10,000 Investment in the
Cambria Sovereign High Yield Bond ETF versus the Citigroup World Government Bond Index

The Fund returned 4.51% for the fiscal year ended April 30, 2017. During this 12-month period, allocations to debt issues of Russia, South Africa, Greece, and Brazil made the largest contributions to Fund performance; whereas, allocations to debt issues of Turkey, Malaysia, and China detracted from Fund performance.

	AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED APRIL 30, 2017
	One Year Return	Since Inception (Annualized)*
Cambria Sovereign High Yield Bond ETF	4.51%	10.74%
Citigroup World Government Bond Index	-3.61%	0.05%

* Fund inception date is February 22, 2016.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.
Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.60%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s performance assumes the reinvestment of all dividends and all capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

Citigroup World Government Bond Index measures the performance of fixed-rate, local currency, investment grade sovereign bonds. The WGBI is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. The WGBI provides a broad benchmark for the global sovereign fixed income market. Sub-indices are available in any combination of currency, maturity, or rating.

Cambria Investment Management
Manager’s Discussion and Analysis of Fund Performance
(Unaudited) (Concluded)

Comparison of Change in the Value of a $10,000 Investment in the
Cambria Emerging Shareholder Yield ETF versus the Cambria Emerging
Shareholder Yield Index and MSCI Emerging Market Total Return Index

The Fund returned 18.57% for the since inception period ended April 30, 2017. During this period, allocations to stocks in Brazil, India, South Africa, and Poland made the largest contributions to Fund performance; whereas, allocations to stocks in China and Taiwan detracted from Fund performance.

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED APRIL 30, 2017
Cumulative Inception to Date*
Cambria Emerging Shareholder Yield ETF	18.57%
Cambria Emerging Shareholder Yield Index	21.39%
MSCI Emerging Market Total Return Index	16.01%

* Fund inception date is July 13, 2016 and the Fund commenced operations on July 14, 2016.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.
Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.69%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s performance assumes the reinvestment of all dividends and all capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

MSCI Emerging Markets Index is a free-float weighted equity index that captures large and mid-cap representation across Emerging Markets (EM) countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

Cambria Investment Management
Schedule of Investments • Cambria Shareholder Yield ETF
April 30, 2017

Description	Shares	Value
COMMON STOCK — 99.8%
Consumer Discretionary — 19.9%
American Eagle Outfitters	98,860	$1,392,937
Best Buy	24,273	1,257,584
Big Lots	26,925	1,359,443
CBS, Cl B	19,388	1,290,465
Children's Place	16,167	1,855,972
Cooper Tire & Rubber	31,974	1,224,604
Dillard's, Cl A	6,910	382,607
Finish Line, Cl A	46,274	731,592
Francesca's Holdings*	50,813	801,829
Group 1 Automotive	14,516	1,000,878
Guess?	63,497	708,627
Home Depot	13,440	2,097,984
Kohl's	22,680	885,201
Lear	7,531	1,074,373
Lowe's	22,940	1,947,147
Macy's	14,606	426,787
O'Reilly Automotive*	7,534	1,869,562
Six Flags Entertainment	27,315	1,710,192
Target	13,211	737,834
Visteon*	7,961	819,585
Whirlpool	7,492	1,391,115
		24,966,318
Consumer Staples — 6.0%
Archer-Daniels-Midland	11,948	546,621
CVS Health	15,836	1,305,520
Dr Pepper Snapple Group	18,722	1,715,871
Nu Skin Enterprises, Cl A	27,875	1,539,536
Pilgrim's Pride	43,767	1,136,191
Wal-Mart Stores	16,976	1,276,256
		7,519,995
Energy — 3.8%
CVR Energy	33,764	739,094
HollyFrontier	25,089	706,004
Murphy Oil	35,736	935,568
Nabors Industries	127,202	1,315,269
Valero Energy	16,291	1,052,562
		4,748,497
Financials — 36.3%
Aflac	17,625	1,319,760
Allied World Assurance Holdings	23,863	1,266,887
Allstate	21,080	1,713,593
American Express	13,452	1,066,071
American Financial Group	10,766	1,047,640
American International Group	20,129	1,226,057
Ameriprise Financial	11,107	1,420,030
Ares Capital	45,152	794,675
Assurant	16,699	1,607,112
Assured Guaranty	44,334	1,690,455
Axis Capital Holdings	26,302	1,733,302
Bank of America	57,670	1,346,018
Capital One Financial	12,569	1,010,296
CNO Financial Group	62,492	1,316,706
Discover Financial Services	15,579	975,090
Everest Re Group	7,822	1,968,876
Fifth Third Bancorp	52,836	1,290,784
First Horizon National	57,535	1,055,767
Green Dot, Cl A*	55,912	1,917,222
Hartford Financial Services Group	24,233	1,171,908
JPMorgan Chase	11,537	1,003,719
Legg Mason	29,019	1,084,730
Leucadia National	42,828	1,087,403
Lincoln National	18,168	1,197,816
PNC Financial Services Group	8,799	1,053,680
Principal Financial Group	16,788	1,093,402
Prospect Capital	121,140	1,126,602
Prudential Financial	9,995	1,069,765
Regions Financial	89,337	1,228,384
SunTrust Banks	30,748	1,746,794
Synchrony Financial	31,419	873,448
Synovus Financial	24,161	1,009,930
Travelers	13,770	1,675,258
Unum Group	33,078	1,532,504
US Bancorp	17,898	917,809
Voya Financial	25,392	949,153
		45,588,646
Health Care — 0.7%
Express Scripts Holding*	15,504	951,015

Industrials — 15.9%
Cummins	11,361	1,714,829
Delta Air Lines	25,557	1,161,310
Eaton	24,727	1,870,350
GATX	17,826	1,067,778
General Dynamics	5,141	996,274

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Schedule of Investments • Cambria Shareholder Yield ETF
April 30, 2017 (Concluded)

Description	Shares	Value
Greenbrier	27,011	$1,173,628
ManpowerGroup	14,136	1,427,453
MRC Global*	65,118	1,187,101
Northrop Grumman	9,437	2,321,125
Parker-Hannifin	11,818	1,900,335
Southwest Airlines	35,250	1,981,755
United Continental Holdings*	28,176	1,978,237
Wabash National	52,146	1,187,886
		19,968,061
Information Technology — 9.9%
Apple	13,015	1,869,605
Applied Materials	27,240	1,106,216
Corning	53,484	1,543,014
DXC Technology*	3,298	248,472
Hewlett Packard Enterprise	38,346	714,386
HP	44,947	845,902
NetApp	14,649	583,763
Sanmina*	47,073	1,753,469
Symantec	40,621	1,284,842
Texas Instruments	24,938	1,974,591
Western Digital	6,288	560,072
		12,484,332
Materials — 6.2%
Alcoa	43,695	1,473,832
Huntsman	62,379	1,545,128
LyondellBasell Industries, Cl A	9,580	812,001
Packaging Corp of America	18,980	1,874,845
Trinseo	17,026	1,130,526
Worthington Industries	22,170	964,395
		7,800,727
Telecommunication Services — 0.4%
CenturyLink	19,712	506,007

Utilities — 0.7%
AES	77,374	875,100

Total Common Stock
(Cost $106,298,198)		125,408,698

Total Investments — 99.8%
(Cost $106,298,198)		$125,408,698
Other Assets and Liabilities — 0.2%		273,632
Net Assets — 100.0%		$125,682,330

Percentages based on Net Assets.

*	Non-income producing security.

Cl — Class

As of April 30, 2017, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

There have been no transfers between Level 1, Level 2 or Level 3 assets and liabilities. It is the Fund’s policy to recognize transfers into and out of all Levels at the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Schedule of Investments • Cambria Foreign Shareholder Yield ETF
April 30, 2017

Description	Shares	Value
COMMON STOCK — 97.3%
Australia — 7.2%
Cabcharge Australia	123,714	$243,636
Caltex Australia	14,803	331,094
CIMIC Group	18,401	510,224
Fortescue Metals Group	87,764	348,961
Monadelphous Group	83,456	780,523
Myer Holdings	310,255	257,874
Seven Group Holdings	72,245	599,936
		3,072,248
Austria — 1.4%
OMV	13,034	600,218

Belgium — 1.0%
Ageas	10,820	443,162

Canada — 11.1%
Capital Power, Cl Common Subscription Receipt	23,125	421,487
Ensign Energy Services	62,900	349,739
Genworth MI Canada	14,187	352,324
Great Canadian Gaming *	22,200	396,333
Great-West Lifeco, Cl Common Subscription Receipt	12,961	348,652
IGM Financial	8,851	265,909
Labrador Iron Ore Royalty	21,620	280,812
Magna International	11,248	469,844
Metro, Cl A	23,092	791,358
Rogers Sugar	91,254	415,809
Sandvine	131,806	307,053
TFI International	14,179	308,707
		4,708,027
Denmark — 4.2%
Novo Nordisk, Cl B	7,861	305,886
Pandora	4,149	448,425
Topdanmark *	17,258	472,379
Tryg	30,123	577,910
		1,804,600
Finland — 5.0%
Kesko, Cl B	8,736	409,384
Metso	18,839	675,768
Stora Enso, Cl R	51,509	612,708
UPM-Kymmene	16,613	438,479
		2,136,339
France — 9.7%
AXA	13,407	357,950
BNP Paribas	8,443	595,780
Casino Guichard Perrachon	6,789	408,958
CNP Assurances	23,868	498,409
Engie	17,223	242,955
Metropole Television	20,464	466,226
Natixis	78,440	545,736
Neopost	14,208	576,201
Solocal Group *	371,406	440,175
		4,132,390
Germany — 2.8%
E.ON	24,507	191,060
Freenet	16,074	504,446
Muenchener Rueckversicherungs	2,671	511,931
		1,207,437
Hong Kong — 5.7%
Belle International Holdings (A)	385,324	261,065
Hang Lung Properties	127,954	335,580
Li & Fung	375,889	157,540
Shanghai Industrial Holdings	100,204	316,908
Swire Pacific, Cl A	30,829	296,861
Television Broadcasts (A)	72,829	279,955
Xinyi Glass Holdings	444,000	393,863
Yingde Gases Group	518,000	396,907
		2,438,679
Italy — 1.4%
STMicroelectronics	36,351	587,622

Japan — 16.3%
Aoyama Trading	10,499	374,847
Autobacs Seven	30,067	454,747
Dai Nippon Printing	34,052	378,780
DIC	8,500	302,332
Hokkoku Bank	111,000	416,219
ITOCHU	29,600	418,476
Nabtesco	14,300	405,364
Nikkiso	33,300	339,647
NTT DOCOMO	18,870	455,013
Sankyo	7,949	277,029
Sumitomo Bakelite	74,000	475,299
Suzuki Motor	7,400	308,812

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Schedule of Investments • Cambria Foreign Shareholder Yield ETF
April 30, 2017 (Continued)

Description	Shares	Value
TOKAI Holdings	44,200	$340,198
Toyo Kanetsu	185,000	472,976
Tsugami	37,000	280,467
UT Group	62,900	817,037
Zeon	37,000	421,198
		6,938,441
Netherlands — 1.6%
Aegon	93,018	474,098
BinckBank	44,624	221,802
		695,900
New Zealand — 1.7%
SKY Network Television	141,460	374,908
Tower	394,017	330,050
		704,958
Norway — 5.6%
DNB	30,495	476,285
Grieg Seafood	49,765	390,945
Salmar	34,062	808,110
Telenor	18,688	302,107
Yara International	10,709	398,126
		2,375,573
Portugal — 2.0%
EDP - Energias de Portugal	127,409	420,524
Galp Energia SGPS	27,057	420,583
		841,107
Singapore — 0.9%
Venture	43,310	378,186

Spain — 3.2%
Endesa	16,508	389,044
Gas Natural SDG	22,442	507,501
Mediaset Espana Comunicacion**	32,286	445,066
		1,341,611
Sweden — 3.0%
JM	16,111	567,149
SSAB, Cl A *	107,245	467,615
Telia	54,445	221,903
		1,256,667
Switzerland — 3.1%
Adecco Group	6,046	449,044
Swiss Re	4,932	429,258
Zurich Insurance Group	1,628	450,604
		1,328,906
United Kingdom — 10.4%
Cape	104,730	326,569
Carillion	95,065	273,961
Centamin	188,071	430,911
EI Group *	239,427	433,374
HSBC Holdings	50,190	413,765
Intermediate Capital Group	52,042	526,432
J Sainsbury	119,560	426,469
Kingfisher	83,409	368,712
Legal & General Group	82,448	262,802
Rio Tinto	10,070	399,367
Royal Mail	48,065	250,572
Vodafone Group	129,836	334,730
		4,447,664
Total Common Stock
(Cost $41,120,061)		41,439,735

Total Investments — 97.3%
(Cost $41,120,061)		$41,439,735
Other Assets and Liabilities — 2.7%		1,165,172
Net Assets — 100.0%		$42,604,907

Percentages based on Net Assets.

*	Non-income producing security.
**	All or a portion of the security are considered delayed deliveries.

(A)
Security is fair valued using methods determined in good faith by the Fair Value Committee of the Fund. The total value of such securities as of April 30, 2017, was $541,020 and represents 1.3% of Net Assets.

Cl — Class

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Schedule of Investments • Cambria Foreign Shareholder Yield ETF
April 30, 2017 (Concluded)

The following is a list of the inputs used as of April 30, 2017, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$40,898,715	$541,020	$—	$41,439,735
Total Investments in Securities	$40,898,715	$541,020	$—	$41,439,735

Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

For the year ended April 30, 2017, there were transfers between Level 1 and Level 2 investments in securities. Securities with a value of $541,020 transferred from Level 1 to Level 2. The primary reason for the changes in the classification occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is primarily trading. There have been no transfers between Level 2 or Level 3 assets and liabilities. It is the Fund’s policy to recognize transfers into and out of all Levels at the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Schedule of Investments • Cambria Global Value ETF
April 30, 2017

Description	Shares	Value
COMMON STOCK — 96.9%
Austria — 12.2%
Agrana Beteiligungs	10,296	$1,083,748
AMAG Austria Metall (A)	36,975	1,735,934
Erste Group Bank	35,244	1,260,003
EVN	83,853	1,110,252
Lenzing	20,235	3,773,591
OMV	27,621	1,271,952
Raiffeisen Bank International *	38,016	866,730
UNIQA Insurance Group	94,149	785,994
Vienna Insurance Group Wiener Versicherung Gruppe	25,344	657,190
Voestalpine	28,017	1,170,554
		13,715,948
Brazil — 6.3%
AMBEV	170,775	982,452
Banco do Brasil	130,835	1,351,198
Banco Santander Brasil	232,756	2,003,401
Cia Siderurgica Nacional *	300,069	727,944
Cosan Industria e Comercio	84,744	984,393
JBS	314,965	1,017,120
		7,066,508
Czech Republic — 7.0%
CEZ	62,198	1,085,571
Fortuna Entertainment Group *	189,684	884,993
Komercni Banka	34,715	1,345,029
Pegas Nonwovens	40,689	1,402,170
Philip Morris CR	2,277	1,248,413
Unipetrol	164,340	1,860,196
		7,826,372
Greece — 7.6%
Alpha Bank AE *	22,583	47,969
Athens Water Supply & Sewage	107,415	621,309
Bank of Greece	58,212	729,853
FF Group *	16,671	354,841
Hellenic Petroleum	123,453	711,386
Hellenic Telecommunications Organization	56,078	545,496
Intralot -Integrated Lottery Systems & Services *	400,653	541,176
JUMBO	47,783	754,206
Karelia Tobacco	4,158	1,164,260
Metka Industrial Construction	68,310	520,871
Motor Oil Hellas Corinth Refineries	91,476	1,551,471
National Bank of Greece *	28,039	8,735
OPAP	55,353	548,694
Piraeus Bank *	12,885	2,737
Public Power *	122,699	451,758
		8,554,762
Hungary — 1.2%
Magyar Telekom Telecommunications	94,152	157,512
Richter Gedeon Nyrt	51,000	1,234,934
		1,392,446
Italy — 5.7%
Atlantia	41,538	1,053,359
Enel	232,947	1,107,362
Eni	51,381	798,683
Intesa Sanpaolo	326,931	952,282
Saipem *	52,965	22,824
Telecom Italia *	912,431	810,038
UniCredit	16,363	266,294
Unipol Gruppo Finanziario	171,369	763,863
UnipolSai	250,431	575,597
		6,350,302
Norway — 6.2%
Aker Solutions*	155,502	887,444
DNB	46,286	722,916
Gjensidige Forsikring	35,455	544,667
Norsk Hydro	143,359	818,145
Petroleum Geo-Services *	207,539	488,754
Statoil	35,083	578,996
Storebrand	153,255	1,010,276
Telenor	35,876	579,966
TGS Nopec Geophysical	37,038	809,263
Yara International	15,062	559,957
		7,000,384
Poland — 8.8%
Alior Bank *	21,309	409,733
Asseco Poland	26,363	371,061
Bank Millennium *	233,975	417,382
Bank Pekao	9,669	350,324
Bank Zachodni WBK	4,888	448,831
CCC	9,044	523,168
Cyfrowy Polsat *	67,487	422,576
Energa	62,485	160,433
Eurocash	50,139	444,623

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Schedule of Investments • Cambria Global Value ETF
April 30, 2017 (Continued)

Description	Shares	Value
Grupa Azoty	19,208	$338,784
Grupa Lotos *	57,451	895,858
ING Bank Slaski *	11,936	551,077
KGHM Polska Miedz	14,016	444,774
LLP SA	239	427,578
Lubelski Wegiel Bogdanka	18,538	346,656
mBank	3,515	392,348
Orange Polska	163,268	194,868
PGE Polska Grupa Energetyczna	74,659	221,906
Polski Koncern Naftowy ORLEN	26,254	785,075
Polskie Gornictwo Naftowe i Gazownictwo	305,364	521,115
Powszechna Kasa Oszczednosci Bank Polski	50,400	458,501
Powszechny Zaklad Ubezpieczen	36,371	401,289
Tauron Polska Energia	352,836	299,245
		9,827,205
Portugal — 9.5%
Altri SGPS	50,617	236,263
Banco BPI, Cl G *	141,299	165,923
Banco Comercial Portugues, Cl R *	49,467	11,035
Banco Espirito Santo * (B) (C)	318,087	—
BANIF - Banco Internacional do Funchal * (B) (C)	60,980,850	—
CIMPOR Cimentos de Portugal SGPS *	340,164	111,162
Corticeira Amorim SGPS	320,859	3,844,632
CTT-Correios de Portugal	20,120	114,822
EDP - Energias de Portugal	320,398	1,057,500
Galp Energia SGPS	89,850	1,396,658
Jeronimo Martins SGPS	29,554	542,455
Mota-Engil SGPS	58,412	148,508
Navigator	48,177	203,934
NOS SGPS	29,806	170,715
Pharol SGPS	582,083	149,639
REN - Redes Energeticas Nacionais SGPS *	73,528	216,174
Semapa-Sociedade de Investimento e Gestao	86,031	1,349,477
Sonae *	693,990	712,118
Teixeira Duarte	842,589	253,322
		10,684,337
Russia** — 10.7%
Alrosa PJSC	1,202,256	2,071,947
Gazprom Neft PJSC	318,780	1,121,886
Gazprom PJSC	355,113	853,026
Rosneft PJSC	188,496	1,050,442
Sberbank of Russia PJSC	547,569	1,588,976
Severstal PJSC	158,004	2,153,764
Unipro PJSC	21,344,004	944,811
Uralkali *	281,259	740,587
VTB Bank PJSC	1,230,254,982	1,441,632
		11,967,071
Singapore — 6.3%
CapitaLand	277,200	745,999
City Developments	89,100	688,107
ComfortDelGro	376,200	737,779
Golden Agri-Resources	2,861,100	737,212
Jardine Cycle & Carriage	19,800	669,330
Oversea-Chinese Banking	99,000	694,414
SATS	198,000	721,340
Sembcorp Industries	326,700	708,514
Singapore Airlines	99,000	726,300
United Overseas Bank	39,600	617,886
		7,046,881
Spain — 8.8%
Acciona	12,709	1,048,539
Banco Bilbao Vizcaya Argentaria	102,711	822,230
Banco Santander	142,667	930,423
CaixaBank	205,270	932,192
Enagas	33,686	886,165
Endesa	39,810	938,203
Ferrovial	45,251	962,918
Gas Natural SDG	49,433	1,117,872
Iberdrola	151,803	1,091,701
Mapfre	314,869	1,098,931
		9,829,174
Turkey — 6.6%
Akbank	277,101	741,911
Eregli Demir ve Celik Fabrikalari	417,780	765,705
Haci Omer Sabanci Holding	247,995	738,689
KOC Holding	159,489	749,860
Petkim Petrokimya Holding	546,183	755,010
Turkiye Halk Bankasi	222,552	738,091
Turkiye Is Bankasi, Cl C	379,467	748,902
Turkiye Sise ve Cam Fabrikalari	591,228	742,375
Turkiye Vakiflar Bankasi TAO, Cl D	434,907	743,222
Yapi ve Kredi Bankasi *	615,978	747,439
		7,471,204
Total Common Stock
(Cost $110,698,297)		108,732,594

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Schedule of Investments • Cambria Global Value ETF
April 30, 2017 (Concluded)

Description	Shares	Value
PREFERRED STOCK — 3.3%
Brazil — 3.3%
Banco Bradesco	127,535	$1,341,226
Cia Energetica de Minas Gerais	213,246	593,908
Telefonica Brasil	65,736	976,705
Vale	100,007	824,871
Total Preferred Stock
(Cost $4,521,979)		3,736,710

Total Investments — 100.2%
(Cost $115,220,276)		$112,469,304
Other Assets and Liabilities — (0.2)%		(279,180)
Net Assets — 100.0%		$112,190,124

Percentages based on Net Assets.

*	Non-income producing security.
**	All or a portion of the security are considered delayed deliveries.

(A)
Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities are deemed to be liquid by the Board of Trustees. The total value of such securities at April 30, 2017 was $1,735,934 and represents 1.5% of Net Assets.

(B)
Security is fair valued using methods determined in good faith by the Fair Value Committee of the Fund. The total value of such securities as of April 30, 2017, was $0 and represents 0.0% of Net Assets.

(C)	Securities considered illiquid. The total value of such securities as of April 30, 2017 was $0 and represented 0.0% of Net Assets. See Note 2 in Notes to Financial Statements.

Cl — Class
PJSC — Private Joint Stock Company

The following is a list of the inputs used as of April 30, 2017, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Common Stock	$108,732,594	$—	$—	$108,732,594
Preferred Stock	3,736,710	—	—	3,736,710
Total Investments in Securities	$112,469,304	$—	$—	$112,469,304

(1)
Included in Level 3 are two securities with total value of $0. A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

There have been no transfers between Level 1 and Level 2 assets and liabilities. There were no transfers into Level 3. It is the Fund’s policy to recognize transfers into and out of all Levels at the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Schedule of Investments • Cambria Global Momentum ETF
April 30, 2017

Description	Shares	Value
EXCHANGE TRADED FUNDS — 98.5%
Cambria Emerging Shareholder Yield ETF‡	129,036	$3,867,209
Cambria Foreign Shareholder Yield ETF‡	135,072	3,129,618
Cambria Global Value ETF‡	156,299	3,566,743
Cambria Shareholder Yield ETF‡	88,325	3,003,050
FlexShares Global Upstream Natural Resources Index Fund	118,764	3,478,598
iShares Global Financials ETF	57,561	3,521,006
iShares Global Materials ETF	62,798	3,733,969
iShares Global Tech ETF	27,806	3,551,382
iShares Micro-Capital ETF	34,548	2,990,129
iShares Mortgage Real Estate Capped ETF	74,264	3,484,467
PowerShares DB Base Metals Fund*	252,627	4,019,296
SPDR Bloomberg Barclays High Yield Bond ETF	90,629	3,365,961
VanEck Vectors Emerging Markets High Yield Bond ETF	131,629	3,276,246
Vanguard FTSE Emerging Markets ETF	85,736	3,458,590
Vanguard Small-Capital ETF	22,369	3,006,841
Vanguard Small-Capital Value ETF	28,906	3,565,555
WisdomTree Emerging Markets SmallCap Dividend Fund	75,955	3,433,926

Total Exchange Traded Funds
(Cost $54,725,758)		58,452,586

Total Investments — 98.5%
(Cost $54,725,758)		$58,452,586
Other Assets and Liabilities — 1.5%		875,273
Net Assets — 100.0%		$59,327,859

Percentages based on Net Assets.

*	Non-income producing security.
‡
Affiliated investment is a registered investment company which is managed by Cambria Investment Management, L.P. (the “Investment Adviser”) or an affiliate of the Investment Adviser or which is distributed by an affiliate of the Fund’s distributor (see Note 5).

ETF — Exchanged Traded Fund
FTSE — Financial Times Stock Exchange
SPDR — Standard & Poor’s Depositary Receipt

As of April 30, 2017, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

There have been no transfers between Level 1, Level 2 or Level 3 assets and liabilities. It is the Fund’s policy to recognize transfers into and out of all Levels at the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Schedule of Investments • Cambria Global Asset Allocation ETF
April 30, 2017

Description	Shares	Value
EXCHANGE TRADED FUNDS — 99.7%
Cambria Emerging Shareholder Yield ETF‡	131,815	$3,950,496
Cambria Foreign Shareholder Yield ETF‡	31,059	719,637
Cambria Global Value ETF‡	68,279	1,558,127
Cambria Shareholder Yield ETF‡	34,162	1,161,508
Cambria Sovereign High Yield Bond ETF‡	48,092	1,324,935
iShares 20+ Year Treasury Bond ETF	5,974	730,919
iShares 7-10 Year Treasury Bond ETF	10,295	1,097,447
iShares Edge MSCI USA Momentum Factor ETF	21,199	1,797,251
iShares iBoxx $Investment Grade Corporate Bond ETF	9,106	1,083,523
PowerShares DB Optimum Yield Diversified Commodity Strategy Portfolio	133,980	2,171,816
SPDR Bloomberg Barclays High Yield Bond ETF	18,560	689,318
SPDR Bloomberg Barclays International Corporate Bond ETF	22,282	712,355
SPDR Bloomberg Barclays TIPS ETF	19,314	1,100,319
SPDR Citi International Government Inflation-Protected Bond ETF	19,873	1,099,573
VanEck Vectors Emerging Markets High Yield Bond ETF	59,334	1,476,823
VanEck Vectors International High Yield Bond ETF	28,101	699,996
Vanguard Emerging Markets Government Bond ETF	21,584	1,736,001
Vanguard FTSE All World ex-US Small-Capital ETF	7,395	780,025
Vanguard FTSE Developed Markets ETF	36,656	1,472,471
Vanguard Global ex-U.S. Real Estate ETF	19,372	1,054,999
Vanguard Mid-Capital ETF	11,745	1,654,518
Vanguard REIT ETF	13,543	1,121,225
Vanguard Short-Term Bond ETF	9,019	720,979
Vanguard Short-Term Corporate Bond ETF	9,048	723,116
Vanguard Total Bond Market ETF	35,243	2,874,067
Vanguard Total International Bond ETF	34,336	1,866,162
Vanguard Total Stock Market ETF	13,717	1,681,841

Total Exchange Traded Funds
(Cost $35,841,202)		37,059,447

Total Investments — 99.7%
(Cost $35,841,202)		$37,059,447
Other Assets and Liabilities — 0.3%		122,948
Net Assets — 100.0%		$37,182,395

Percentages based on Net Assets.

‡
Affiliated investment is a registered investment company which is managed by Cambria Investment Management, L.P. (the “Investment Adviser”) or an affiliate of the Investment Adviser or which is distributed by an affiliate of the Fund’s distributor (see Note 5).

ETF — Exchanged Traded Fund
FTSE — Financial Times Stock Exchange
MSCI — Morgan Stanley Capital International
REIT — Real Estate Investment Trust
SPDR — Standard & Poor’s Depositary Receipt
TIPS — Treasury Inflation Protected Security

As of April 30, 2017, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

There have been no transfers between Level 1, Level 2 or Level 3 assets and liabilities. It is the Fund’s policy to recognize transfers into and out of all Levels at the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Schedule of Investments • Cambria Value and Momentum ETF
April 30, 2017

Description	Shares	Value
COMMON STOCK — 92.6%
Consumer Discretionary — 7.8%
Best Buy	1,323	$68,545
Big 5 Sporting Goods	3,295	50,743
Career Education*	9,554	96,973
Children's Place	518	59,466
Cooper-Standard Holdings*	593	67,051
DeVry Education Group	1,797	68,016
Eldorado Resorts*	3,680	70,380
K12*	4,165	78,510
Superior Industries International	1,923	41,825
Tilly's, Cl A	4,321	41,309
		642,818
Consumer Staples — 3.8%
Central Garden & Pet, Cl A*	2,582	90,964
SpartanNash	2,870	105,616
Universal	1,617	118,769
		315,349
Energy — 2.4%
Exterran*	2,499	68,398
McDermott International*	7,729	50,548
SandRidge Energy*	4,315	79,482
		198,428
Financials — 31.4%
Allied World Assurance Holdings	1,439	76,397
Allstate	628	51,050
Ambac Financial Group*	2,554	49,624
American Equity Investment Life Holding	3,275	77,683
American Financial Group	1,155	112,393
American National Insurance	371	43,377
Assurant	1,085	104,420
Assured Guaranty	2,083	79,425
Bank of America	3,268	76,275
Cincinnati Financial	649	46,786
Citizens Financial Group	2,190	80,395
CNA Financial	1,751	79,250
Employers Holdings	1,511	60,440
EZCORP, Cl A*	8,281	74,943
Green Bancorp*	4,487	80,766
Green Dot, Cl A*	1,853	63,539
Health Insurance Innovations, Cl A*	3,169	53,081
Horace Mann Educators	2,450	94,693
Lincoln National	868	57,227
MBIA*	5,046	42,386
NMI Holdings, Cl A*	6,912	80,179
Old Republic International	5,152	106,543
Principal Financial Group	1,218	79,328
Progressive	2,674	106,211
Prudential Financial	551	58,974
Regions Financial	4,006	55,083
Reinsurance Group of America, Cl A	868	108,535
Selective Insurance Group	2,625	138,601
State National	3,400	49,878
Travelers	362	44,041
Unum Group	1,663	77,047
Voya Financial	2,038	76,180
World Acceptance*	880	46,552
WR Berkley	1,484	100,882
Zions Bancorporation	1,858	74,376
		2,606,560
Health Care — 1.5%
Lantheus Holdings*	9,716	126,308

Industrials — 24.9%
ACCO Brands*	4,760	67,830
ArcBest	2,046	54,117
Astec Industries	1,458	92,364
Brady, Cl A	1,552	60,450
Brink's	2,877	176,648
Chart Industries*	2,708	98,869
Fluor	803	41,210
Gibraltar Industries*	1,566	61,465
Greenbrier	1,364	59,266
IES Holdings*	2,949	58,980
Insteel Industries	1,475	51,345
Jacobs Engineering Group	1,641	90,124
Kelly Services, Cl A	2,199	49,082
Kimball International, Cl B	3,270	58,108
Manitowoc	9,777	58,369
Meritor*	4,519	80,483
MRC Global*	2,785	50,771
MYR Group*	2,883	121,836
Navigant Consulting*	2,218	53,165
SkyWest	4,557	169,520
Spartan Motors	8,750	72,188

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Schedule of Investments • Cambria Value and Momentum ETF
April 30, 2017 (Concluded)

Description	Shares	Value
Supreme Industries, Cl A	4,472	$89,619
Tetra Tech	1,435	63,068
Tutor Perini*	4,053	125,034
United Continental Holdings*	1,085	76,178
Wabash National	3,783	86,177
		2,066,266
Information Technology — 15.1%
Advanced Energy Industries*	3,276	241,768
Alpha & Omega Semiconductor*	3,583	59,299
Arrow Electronics*	663	46,742
Benchmark Electronics*	2,398	76,017
II-VI*	1,989	65,935
Insight Enterprises*	1,881	79,190
InterDigital	897	80,641
Kimball Electronics*	3,159	54,493
MoneyGram International*	4,856	86,485
NETGEAR*	1,048	49,413
PCM*	2,775	69,930
Sanmina*	2,935	109,328
SYNNEX	469	50,854
Tech Data*	553	52,894
TTM Technologies*	4,918	82,278
Unisys*	3,816	43,121
		1,248,388
Materials — 3.9%
Alcoa	1,965	66,279
Century Aluminum*	6,210	84,705
Schnitzer Steel Industries, Cl A	2,274	42,979
TimkenSteel*	3,605	54,363
Trinseo	1,180	78,352
		326,678
Telecommunication Services — 1.8%
Boingo Wireless*	10,493	149,945

Total Common Stock
(Cost $6,802,106)		7,680,740

Total Investments — 92.6%
(Cost $6,802,106)		$7,680,740
Other Assets and Liabilities — 7.4%		610,152
Net Assets — 100.0%		$8,290,892

Percentages based on Net Assets.

*	Non-income producing security.

Cl — Class

The open futures contracts held by the Fund at April 30, 2017, is as follows:

Type of Contract	Number of Contracts Short	Expiration Date	Notional Amount	Unrealized Depreciation
S&P 500 Index EMINI	(35)	Jun-2017	$(4,165,875)	$(14,750)

For the year ended April 30, 2017, the monthly average notional value of the short equity futures contracts held was $(2,709,145) and the ending notional value of short equity futures contracts held was $(4,165,875).

As of April 30, 2017, all of the Fund’s investments in securities and futures contracts were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

There have been no transfers between Level 1, Level 2 or Level 3 assets and liabilities. It is the Fund’s policy to recognize transfers into and out of all Levels at the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Schedule of Investments • Cambria Sovereign High Yield Bond ETF
April 30, 2017

Description		Face Amount(1)	Value
SOVEREIGN DEBT — 84.2%
Australia — 3.8%
Queensland Treasury
5.750%, 07/22/24	AUD	203,000	$181,655
4.750%, 07/21/25 (A)	AUD	217,000	184,571
			366,226
Brazil — 7.8%
Brazilian Government International Bond
8.500%, 01/05/24	BRL	2,450,000	741,009

China — 5.0%
China Government Bond
3.160%, 06/27/23	CNY	3,500,000	476,459

Greece — 8.3%
Hellenic Republic Government Bond
4.750%, 04/17/19 (A)	EUR	203,000	214,837
3.650%, 02/24/24 (B)	EUR	349,097	321,549
3.000%, 02/24/23 (B)	EUR	273,175	256,380
			792,766
Hungary — 4.3%
Hungary Government Bond
3.000%, 06/26/24		5,740,000	20,138
Hungary Government Bond
6.000%, 11/24/23	HUF	46,410,000	194,831
5.500%, 06/24/25	HUF	47,390,000	193,588
			408,557
Indonesia — 2.8%
Indonesia Government International Bond
8.375%, 03/15/24	IDR	1,652,000,000	132,976
7.000%, 05/15/27	IDR	1,778,000,000	132,993
			265,969
Malaysia — 4.3%
Malaysia Government Bond
4.392%, 04/15/26	MYR	70,000	16,372
Malaysia Government Bond
4.498%, 04/15/30	MYR	995,000	230,776
4.181%, 07/15/24	MYR	642,000	150,124
Malaysia Government Investment Issue
4.070%, 09/30/26	MYR	70,000	15,934
			413,206
Mexico — 8.3%
Mexican Bonos
10.000%, 12/05/24	MXN	3,705,100	229,699
5.750%, 03/05/26	MXN	4,812,500	232,211
8.500%, 05/31/29	MXN	2,812,600	163,417
7.500%, 06/03/27	MXN	3,029,600	164,023
			789,350
New Zealand — 2.4%
New Zealand Government Bond
4.500%, 04/15/27	NZD	301,000	231,938

Philippines — 4.2%
Philippine Government Bond
8.000%, 07/19/31	PHP	15,182,800	396,324

Poland — 4.6%
Poland Government Bond
5.750%, 04/25/29	PLN	994,000	314,031
Republic of Poland Government Bond
3.250%, 07/25/25	PLN	231,000	59,609
2.500%, 07/25/26	PLN	252,000	60,778
			434,418
Romania — 4.3%
Romania Government Bond
5.850%, 04/26/23	RON	490,000	134,298
5.800%, 07/26/27	RON	490,000	135,577
4.750%, 02/24/25	RON	525,000	135,239
			405,114
Russia — 8.2%
Russian Federal Bond - OFZ
7.600%, 04/14/21	RUB	15,127,000	265,187
7.600%, 07/20/22	RUB	15,435,000	271,779
7.000%, 01/25/23	RUB	13,972,000	239,024
			775,990
South Africa — 5.9%
Republic of South Africa Government Bond
8.000%, 01/31/30	ZAR	2,726,857	186,931
7.000%, 02/28/31	ZAR	3,025,736	188,635
South Africa Government Bond
8.250%, 03/31/32	ZAR	2,719,766	186,585
			562,151
Thailand — 3.6%
Thailand Government Bond
3.625%, 06/16/23	THB	11,127,000	344,297

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Schedule of Investments • Cambria Sovereign High Yield Bond ETF
April 30, 2017 (Concluded)

Description		Face Amount(1)	Value
Turkey — 6.4%
Turkey Government Bond
10.600%, 02/11/26	TRY	280,000	$80,761
10.400%, 03/20/24	TRY	280,000	79,224
9.000%, 07/24/24	TRY	301,000	79,806
8.800%, 09/27/23	TRY	301,000	78,895
8.000%, 03/12/25	TRY	594,016	147,837
7.100%, 03/08/23	TRY	603,326	145,568
			612,091
Total Sovereign Debt
(Cost $7,767,717)			8,015,865

Total Investments — 84.2%
(Cost $7,767,717)			$8,015,865
Other Assets and Liabilities — 15.8%			1,505,504
Net Assets — 100.0%			$9,521,369

Percentages based on Net Assets.

(1)	In foreign currency unless otherwise indicated.
(A)
Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities are deemed to be liquid by the Board of Trustees. The total value of such securities at April 30, 2017 was $399,408 and represents 4.2% of Net Assets.

(B)	Step Bond - The rate reflected on the Schedule of Investments is the effective yield on April 30, 2017. The coupon on a step bond changes on a specified date.

AUD — Australian Dollar
BRL — Brazilian Real
CNY — Chinese Yuan
EUR — Euro
HUF — Hungarian Forint
IDR — Indonesian Rupiah
MXN — Mexican Peso
MYR — Malaysian Ringgit
NZD — New Zealand Dollar
PHP — Philippine Peso
PLN — Polish Zloty
RON — Romanian Leu
RUB — Russian Ruble
THB — Thailand Baht
TRY— Turkish Lira
ZAR — South African Rand

As of April 30, 2017, all of the Fund’s investments in securities were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

There have been no transfers between Level 1, Level 2 or Level 3 assets and liabilities. It is the Fund’s policy to recognize transfers into and out of all Levels at the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Schedule of Investments • Cambria Emerging Shareholder Yield ETF
April 30, 2017

Description	Shares	Value
COMMON STOCK — 95.5%
Brazil — 6.5%
Cia de Gas de Sao Paulo - COMGAS	6,400	$86,098
Ez Tec Empreendimentos e Participacoes	19,200	122,917
Magazine Luiza	8,000	557,597
		766,612
China — 1.7%
China Petroleum & Chemical ADR	1,336	108,711
CNOOC ADR	776	90,132
		198,843
Colombia — 0.9%
Banco de Bogota	4,888	100,186

Czech Republic — 1.2%
O2 Czech Republic	11,768	138,933

Greece — 1.9%
Aegean Airlines	13,128	112,973
Motor Oil Hellas Corinth Refineries	6,688	113,431
		226,404
Hong Kong — 10.7%
China Communications Services, Cl H	192,000	109,350
Fantasia Holdings Group	336,000	53,132
Guangzhou R&F Properties	70,400	118,565
Guolian Securities, Cl H	180,000	97,424
Qingdao Port International, Cl H (A)	160,000	85,159
Red Star Macalline Group, Cl H (A)	96,000	102,685
Shenzhen Expressway, Cl H	112,000	102,089
Sinopec Engineering Group, Cl H	104,000	101,615
Sinopec Shanghai Petrochemical ADR	2,024	113,304
Tianneng Power International	144,000	126,072
Weiqiao Textile, Cl H (B) (C)	82,500	59,184
Xingda International Holdings	240,000	96,267
Zoomlion Heavy Industry Science and Technology	208,000	98,674
		1,263,520
Hungary — 2.0%
MOL Hungarian Oil & Gas	1,608	121,083
OTP Bank	4,256	119,710
		240,793
India — 8.6%
Chennai Petroleum	22,042	130,529
GHCL	31,603	127,851
Hindustan Petroleum	6,928	57,741
Hindustan Zinc	33,856	141,018
Indian Oil	25,666	175,569
Mphasis	12,136	101,165
Rural Electrification	53,120	167,254
Sonata Software	40,153	105,110
		1,006,237
Mexico — 0.8%
Rassini, Cl A *	43,200	99,709

Poland — 2.9%
Budimex	2,208	156,527
Polski Koncern Naftowy ORLEN	5,968	178,462
		334,989
Russia** — 7.1%
Bashneft PJSC	2,224	123,958
Center for Cargo Container Traffic TransContainer PJSC	2,040	119,686
Gazprom PJSC ADR	22,600	107,124
Lukoil PJSC ADR	2,288	113,370
M.Video PJSC	20,968	140,625
Rosneft PJSC GDR	18,784	103,969
Tatneft PJSC ADR	3,280	129,101
		837,833
South Africa — 13.6%
Assore	7,376	119,081
Barclays Africa Group	7,864	86,503
Barloworld	11,160	100,562
Bidvest Group	10,192	121,652
Coronation Fund Managers	21,112	100,143
Exxaro Resources	6,208	52,902
FirstRand	30,448	113,578
Imperial Holdings	9,464	119,676
Liberty Holdings	11,224	90,288
Old Mutual	36,744	92,632
Sanlam	22,752	120,691
Sasol ADR	3,568	108,895
Standard Bank Group	10,968	121,764
Telkom SOC	21,792	121,942
Wilson Bayly Holmes-Ovcon	11,536	123,909
		1,594,218

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Schedule of Investments • Cambria Emerging Shareholder Yield ETF
April 30, 2017 (Continued)

Description	Shares	Value
South Korea — 12.5%
Dongbu Insurance	216	$12,908
GS Holdings	2,344	122,154
Hana Financial Group	4,832	166,460
Hyosung	872	110,351
Hyundai Marine & Fire Insurance	3,872	124,881
Korea Electric Power ADR	3,800	75,278
LG Uplus	10,344	131,357
LS	2,000	114,597
POSCO ADR	2,120	125,122
Samsung Electronics	80	156,850
SK Innovation	824	123,829
S-Oil	624	54,673
Woori Bank	11,584	152,193
		1,470,653
Taiwan — 20.3%
Actron Technology	24,000	84,717
Asustek Computer	8,000	78,619
Aten International	40,000	110,171
Chang Wah Electromaterials	24,000	124,093
Chaun-Choung Technology	16,000	62,842
Chicony Electronics	40,055	105,677
Chilisin Electronics	40,000	108,714
Chin-Poon Industrial	48,000	98,001
Chunghwa Telecom ADR	2,592	87,713
CyberPower Systems	24,000	77,876
Elite Advanced Laser	24,000	105,797
Elite Material	32,000	127,805
Eurocharm Holdings	32,000	92,274
Hon Hai Precision Industry	32,000	104,789
Ibase Technology	40,000	79,016
Micro-Star International	32,000	64,168
Nishoku Technology	16,000	43,539
Phison Electronics	16,000	150,874
Powertech Technology	40,000	125,551
Shin Zu Shing	32,000	88,773
Simplo Technology	32,000	107,123
Sitronix Technology	32,000	96,092
Syncmold Enterprise	8,000	17,739
Topco Scientific	32,000	104,683
Tripod Technology	48,000	135,706
		2,382,352
Thailand — 1.9%
PTT Exploration & Production	42,248	118,781
Thai Oil	46,400	104,631
		223,412

Description	Shares/ Number of Rights	Value
Turkey — 2.9%
Aygaz	24,720	$98,617
Kordsa Teknik Tekstil	45,072	102,784
Tekfen Holding	23,776	61,315
Vestel Beyaz Esya Sanayi ve Ticaret	21,784	77,459
		340,175
Total Common Stock
(Cost $10,218,753)		11,224,869

RIGHT — 0.0%
Brazil — 0.0%
Cia de Gas de Sao Paulo - COMGAS
Expires 05/31/17*
(Cost $—)	137	7

Total Investments — 95.5%
(Cost $10,218,753)		$11,224,876
Other Assets and Liabilities — 4.5%		533,913
Net Assets — 100.0%		$11,758,789

Percentages based on Net Assets.

*	Non-income producing security.
**	All or a portion of the security are considered delayed deliveries.

(A)
Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities are deemed to be liquid by the Board of Trustees. The total value of such securities at April 30, 2017 was $187,844 and represents 1.6% of Net Assets.

(B)
Security is fair valued using methods determined in good faith by the Fair Value Committee of the Fund. The total value of such security as of April 30, 2017, was $59,184 and represents 0.5% of Net Assets.

(C)	Securities considered illiquid. The total value of such securities as of April 30, 2017 was $59,184 and represented 0.5% of Net Assets. See Note 2 in Notes to Financial Statements.

ADR — American Depositary Receipt
Cl — Class
GDR — Global Depositary Receipt
PJSC — Private Joint Stock Company

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Schedule of Investments • Cambria Emerging Shareholder Yield ETF
April 30, 2017 (Concluded)

The following is a list of the inputs used as of April 30, 2017 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Common Stock	$11,165,685	$—	$59,184	$11,224,869
Right	—	7	—	7
Total Investments in Securities	$11,165,685	$7	$59,184	$11,224,876

(1)
As of April 30, 2017, the Level 3 security is not valued via third party pricing vendors and broker quotes. If significant, the disclosure of the unobservable inputs and the interrelationships and sensitivity between these inputs is required for those Level 3 securities that are not valued by third party vendors or broker quotes.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

Common Stock
Beginning balance as of July 14, 2016(1)	$—
Realized gain (loss)	1,438
Change in unrealized appreciation (depreciation)	(4,658)
Purchases	74,667
Sales	(12,263)
Ending balance as of April 30, 2017	$59,184

(1)	Commenced operations on July 14, 2016.

The following table summarizes the quantitative inputs and assumptions used for items categorized as material Level 3 investments as of April 30, 2017. The disclosures below also include qualitative information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

Assets	Fair Value at 4/30/17	Valuation Technique(s)	Unobservable Input	Discount Percentage
Common Stock	$59,184	Discount from the Last Traded Price	Last Traded Price Comparability Adjustment %	0.0%

Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

There have been no transfers between Level 1, Level 2 or Level 3 assets and liabilities. It is the Fund’s policy to recognize transfers into and out of all Levels at the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Schedule of Investments • Cambria Tail Risk ETF
April 30, 2017

Description	Face Amount/ Contracts	Value
U.S. TREASURY OBLIGATION — 92.7%
U.S. Treasury Note
2.250%, 02/15/27	$2,300,000	$2,293,261

Total U.S. Treasury Obligation
(Cost $2,279,622)		2,293,261

Total Investments — 92.7%
(Cost $2,279,622)		$2,293,261
Other Assets and Liabilities — 7.3%		180,542
Net Assets — 100.0%		$2,473,803

PURCHASED OPTIONS*‡ — 5.2%
SPX, Put Option, Expires 9/15/2017, Strike Price $2,125	9	$15,345
SPX, Put Option, Expires 6/16/2017, Strike Price $2,125	3	933
SPX, Put Option, Expires 12/15/2017, Strike Price $2,125	9	28,530
SPX, Put Option, Expires 3/16/2018, Strike Price $2,125	9	44,370
SPX, Put Option, Expires 6/15/2018, Strike Price $2,125	6	38,280

Total Purchased Options
(Cost $170,624)		$127,458

Percentages based on Net Assets.

*	Non-income producing security.

‡	For the period ended April 30, 2017, the average notional value of equity purchased options held was $127,458 and the ending notional value of equity purchased options held was $127,458.

The following is a list of the inputs used as of April 30, 2017 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligation	$—	$2,293,261	$—	$2,293,261
Total Investments in Securities	$—	$2,293,261	$—	$2,293,261

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$127,458	$—	$—	$127,458
Total Other Financial Instruments	$127,458	$—	$—	$127,458

Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

There have been no transfers between Level 1, Level 2 or Level 3 assets and liabilities. It is the Fund’s policy to recognize transfers into and out of all Levels at the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Statements of Assets and Liabilities
April 30, 2017

	Cambria Shareholder Yield ETF	Cambria Foreign Shareholder Yield ETF	Cambria Global Value ETF	Cambria Global Momentum ETF	Cambria Global Asset Allocation ETF
Assets:
Investments at Fair Value	$125,408,698	$41,439,735	$112,469,304	$44,885,966	$28,344,744
Affiliated Investments at Value	—	—	—	13,566,620	8,714,703
Foreign Currency at Value	—	319,262	175,969	—	—
Cash and Cash Equivalents	222,925	520,615	391,465	896,231	118,608
Segregated cash balances with Authorized Participants for deposit securities	—	41,887	—	—	—
Dividends Receivable, Net	96,242	203,430	347,234	—	—
Receivable for Capital Shares Sold	—	—	—	1,236,036	1,282,151
Receivable for Investment Securities Sold	—	—	13,251,197	—	—
Reclaims Receivable	18,990	142,414	183,564	—	—
Total Assets	125,746,855	42,667,343	126,818,733	60,584,853	38,460,206

Liabilities:
Payable for Investment Securities Purchased	—	—	14,559,403	1,230,285	1,277,811
Payable Due to Investment Adviser	64,525	20,549	53,238	26,709	—
Custodian Fees Payable	—	—	15,968	—	—
Collateral payable upon return of deposit securities	—	41,887	—	—	—
Total Liabilities	64,525	62,436	14,628,609	1,256,994	1,277,811

Net Assets	$125,682,330	$42,604,907	$112,190,124	$59,327,859	$37,182,395

Net Assets Consist of:
Paid-in Capital	$106,424,877	$46,950,635	$115,748,111	$59,309,809	$36,529,437
Undistributed Net Investment Income	30,016	348,186	456,029	—	11,732
Accumulated Net Realized Gain (Loss) on Unaffiliated Investments and Affiliated Investments	117,169	(5,004,528)	(1,219,166)	(3,708,778)	(577,019)
Net Unrealized Appreciation (Depreciation) on Unaffiliated Investments and Affiliated Investments	19,110,500	319,674	(2,750,972)	3,726,828	1,218,245
Net Unrealized Depreciation on Foreign Currency Transactions	(232)	(9,060)	(43,878)	—	—
Net Assets	$125,682,330	$42,604,907	$112,190,124	$59,327,859	$37,182,395

Outstanding Shares of Beneficial Interest
(unlimited authorization — no par value)	3,700,000	1,850,010	4,950,010	2,400,001	1,450,001
Net Asset Value, Offering and Redemption Price Per Share	$33.97	$23.03	$22.66	$24.72	$25.64

Investments at Cost	$106,298,198	$41,120,061	$115,220,276	$42,205,680	$27,892,226
Affiliated Investments at Cost	—	—	—	12,520,078	7,948,976
Cost of Foreign Currency	—	317,170	175,285	—	—

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Statements of Assets and Liabilities
April 30, 2017

	Cambria Value and Momentum ETF	Cambria Sovereign High Yield Bond ETF	Cambria Emerging Shareholder Yield ETF	Cambria Tail Risk ETF
Assets:
Investments at Fair Value	$7,680,740	$8,015,865	$11,224,876	$2,293,261
Purchased Options at Value	—	—	—	127,458
Foreign Currency at Value	—	81,714	194,120	—
Cash and Cash Equivalents	269,655	982,883	1,096,503	43,336
Cash at Broker	337,835	—	—	—
Segregated cash balances with Authorized Participants for deposit securities	—	—	33,067	—
Variation Margin Receivable	8,061	—	—	—
Dividends Receivable, Net	1,965	—	4,503	—
Receivable for Investment Securities Sold	—	338,463	—	—
Interest Receivable	—	107,381	—	10,722
Reclaims Receivable	—	—	1,746	—
Total Assets	8,298,256	9,526,306	12,554,815	2,474,777

Liabilities:
Payable Due to Investment Adviser	7,364	4,573	6,020	974
Custodian Fees Payable	—	—	1,844	—
Payable to Broker	—	—	724,844	—
Collateral payable upon return of deposit securities	—	—	33,067	—
Accrued foreign capital gains tax on appreciated securities	—	364	30,251	—
Total Liabilities	7,364	4,937	796,026	974

Net Assets	$8,290,892	$9,521,369	$11,758,789	$2,473,803

Net Assets Consist of:
Paid-in Capital	$8,328,882	$9,180,120	$10,868,583	$2,500,050
Undistributed Net Investment Income	154	61,457	46,114	2,278
Accumulated Net Realized Gain (Loss) on Investments and Purchased Options	(902,028)	30,364	(132,886)	1,002
Net Unrealized Appreciation (Depreciation) on Investments and Purchased Options	878,634	248,148	1,006,123	(29,527)
Net Unrealized Appreciation (Depreciation) on Foreign Currency Transactions	—	1,644	1,106	—
Net Unrealized Depreciation on Futures Contracts	(14,750)	—	—	—
Accumulated foreign capital gains tax on appreciated securities	—	(364)	(30,251)	—
Net Assets	$8,290,892	$9,521,369	$11,758,789	$2,473,803

Outstanding Shares of Beneficial Interest
(unlimited authorization — no par value)	350,004	350,000	400,004	100,002
Net Asset Value, Offering and Redemption Price Per Share	$23.69	$27.20	$29.40	$24.74

Investments at Cost	$6,802,106	$7,767,717	$10,218,753	$2,279,622
Affiliated Investments at Cost	—	—	—	—
Cost of Purchased Options	—	—	—	170,624
Cost of Foreign Currency	—	81,294	193,065	—

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Statements of Operations
For the year ended April 30, 2017

	Cambria Shareholder Yield ETF	Cambria Foreign Shareholder Yield ETF	Cambria Global Value ETF	Cambria Global Momentum ETF	Cambria Global Asset Allocation ETF
Investment Income:
Dividend Income	$2,860,387	$1,364,044	$2,953,913	$657,112	$652,850
Dividend Income from Affiliated Investments	—	—	—	78,370	113,574
Interest Income	3,895	751	1,118	1,857	409
Less: Foreign Taxes Withheld	13,578	(93,283)	(314,986)	—	—
Total Investment Income	2,877,860	1,271,512	2,640,045	737,339	766,833

Expenses:
Management Fees	764,602	170,646	492,485	184,527	—
Custodian Fees	—	—	72,190	—	—
Other Fees	2,390	—	—	—	—
Total Expenses	766,992	170,646	564,675	184,527	—

Net Investment Income	2,110,868	1,100,866	2,075,370	552,812	766,833

Net Realized and Unrealized Gains (Losses) on Investments:
Net Realized Gain (Loss) on Unaffiliated Investments(1)	9,915,364	(857,118)	1,630,071	34,609	(153,887)
Net Realized Gain (Loss) on Affiliated Investments(1)	—	—	—	(24,201)	31,848
Capital Gain Distributions Received from Unaffiliated Investments	—	—	—	1,568	13,111
Net Realized Gain (Loss) on Foreign Currency Transactions	115	(8,615)	(805)	—	—
Net Change in Unrealized Appreciation on Unaffiliated Investments	11,411,349	3,344,104	13,518,072	2,398,511	1,132,325
Net Change in Unrealized Appreciation on Affiliated Investments	—	—	—	956,555	929,581
Net Change in Unrealized Depreciation on Foreign Currency Translation	(270)	(7,642)	(47,292)	—	—
Net Realized and Unrealized Gain on Investments	21,326,558	2,470,729	15,100,046	3,367,042	1,952,978

Net Increase in Net Assets Resulting from Operations	$23,437,426	$3,571,595	$17,175,416	$3,919,854	$2,719,811

(1)	Includes realized gain as a result of in-kind transactions. (See Note 5 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Statements of Operations
For the year or period ended April 30, 2017

	Cambria Value and Momentum ETF	Cambria Sovereign High Yield Bond ETF	Cambria Emerging Shareholder Yield ETF(1)	Cambria Tail Risk ETF(2)
Investment Income:
Dividend Income	$64,640	$—	$168,344	$—
Interest Income	—	305,318	—	3,252
Less: Foreign Taxes Withheld	—	(1,097)	(17,803)	—
Total Investment Income	64,640	304,221	150,541	3,252

Expenses:
Management Fees	32,946	40,105	33,670	974
Broker Expense	3,695	—	—	—
Custodian Fees	—	—	5,184	—
Total Expenses	36,641	40,105	38,854	974

Net Investment Income	27,999	264,116	111,687	2,278

Net Realized and Unrealized Gains (Losses) on Investments:
Net Realized Gain (Loss) on Unaffiliated Investments(3)	(37,101)	28,207	(20,751)	—
Net Realized Gains on Purchased Options	—	—	—	1,002
Net Realized Loss on Futures Contracts	(479,165)	—	—	—
Net Realized Gain (Loss) on Foreign Currency Transactions	—	4,549	(14,206)	—
Net Change in Unrealized Appreciation on Unaffiliated Investments	694,366	46,318	1,006,123	13,639
Net Change in Unrealized Depreciation on Purchased Options	—	—	—	(43,166)
Net Change in Unrealized Appreciation on Futures Contracts	28,853	—	—	—
Change in Accumulated Foreign Capital Gains Tax on Appreciated Securities	—	(364)	(30,251)	—
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency Translation	—	591	1,106	—
Net Realized and Unrealized Gain (Loss) on Investments	206,953	79,301	942,021	(28,525)

Net Increase (Decrease) in Net Assets Resulting from Operations	$234,952	$343,417	$1,053,708	$(26,247)

(1)	Commenced operations on July 14, 2016.
(2)	Commenced operations on April 6, 2017.
(3)	Includes realized gain or loss as a result of in-kind transactions. (See Note 5 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Statements of Changes in Net Assets

	Cambria Shareholder Yield ETF		Cambria Foreign Shareholder Yield ETF
	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2017	Year Ended April 30, 2016
Operations:
Net Investment Income	$2,110,868	$3,756,107	$1,100,866	$1,408,400
Net Realized Gain (Loss) on Investments(1)	9,915,364	8,220,198	(857,118)	(7,426,632)
Net Realized Gain (Loss) on Foreign Currency Transactions	115	338	(8,615)	71,284
Net Change in Unrealized Appreciation (Depreciation) on Investments	11,411,349	(20,357,482)	3,344,104	1,054,154
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency Translation	(270)	38	(7,642)	(5,776)
Net Increase (Decrease) in Net Assets Resulting from Operations	23,437,426	(8,380,801)	3,571,595	(4,898,570)

Distributions to Shareholders:
Investment Income	(2,080,769)	(3,873,914)	(683,048)	(1,478,338)
Net Realized Gains	—	(7,516,422)	—	—
Return of Capital	—	(176,238)	—	(201,561)
Total Distributions to Shareholders	(2,080,769)	(11,566,574)	(683,048)	(1,679,899)

Capital Share Transactions:
Issued	6,673,132	4,477,385	16,416,416	—
Redeemed	(39,744,687)	(74,228,527)	(3,195,354)	(27,620,154)
Increase (Decrease) in Net Assets from Capital Share Transactions	(33,071,555)	(69,751,142)	13,221,062	(27,620,154)

Total Increase (Decrease) in Net Assets	(11,714,898)	(89,698,517)	16,109,609	(34,198,623)

Net Assets:
Beginning of Year	137,397,228	227,095,745	26,495,298	60,693,921
End of Year (Includes Undistributed (Distributions in Excess of) Net Investment Income of $30,016, $(198), $348,186 and $(63,752), respectively)	$125,682,330	$137,397,228	$42,604,907	$26,495,298

Share Transactions:
Issued	200,000	150,000	750,000	—
Redeemed	(1,300,000)	(2,550,000)	(150,000)	(1,300,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(1,100,000)	(2,400,000)	600,000	(1,300,000)

(1)	Includes realized gain as a result of in-kind transactions. (See Note 5 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Statements of Changes in Net Assets

	Cambria Global Value ETF		Cambria Global Momentum ETF
	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2017	Year Ended April 30, 2016
Operations:
Net Investment Income	$2,075,370	$1,679,970	$552,812	$403,361
Net Realized Gain (Loss) on Investments(1)	1,630,071	(2,715,464)	10,408	(3,572,734)
Net Realized Loss on Foreign Currency Transactions	(805)	(234,783)	—	—
Capital Gain Distributions Received from Investments	—	—	1,568	129,573
Net Change in Unrealized Appreciation (Depreciation) on Unaffiliated Investments and Affiliated Investments	13,518,072	(7,643,381)	3,355,066	183,657
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency Translation	(47,292)	234,205	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	17,175,416	(8,679,453)	3,919,854	(2,856,143)

Distributions to Shareholders:
Investment Income	(1,965,865)	(1,427,287)	(530,781)	(449,733)
Return of Capital	—	—	(39,767)	(24,940)
Total Distributions to Shareholders	(1,965,865)	(1,427,287)	(570,548)	(474,673)

Capital Share Transactions:
Issued	28,631,893	5,536,613	35,515,650	1,134,445
Redeemed	(1,087,609)	(6,574,021)	(1,176,541)	(16,725,720)
Increase (Decrease) in Net Assets from Capital Share Transactions	27,544,284	(1,037,408)	34,339,109	(15,591,275)

Total Increase (Decrease) in Net Assets	42,753,835	(11,144,148)	37,688,415	(18,922,091)

Net Assets:
Beginning of Year	69,436,289	80,580,437	21,639,444	40,561,535
End of Year (Includes Undistributed (Distributions in Excess of) Net Investment Income of $456,029, $346,131, $– and $(15,160), respectively)	$112,190,124	$69,436,289	$59,327,859	$21,639,444

Share Transactions:
Issued	1,400,000	250,000	1,500,000	50,000
Redeemed	(50,000)	(350,000)	(50,000)	(700,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	1,350,000	(100,000)	1,450,000	(650,000)

(1)	Includes realized gain or loss as a result of in-kind transactions (See Note 5 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Statements of Changes in Net Assets

	Cambria Global Asset Allocation ETF				Cambria Value and Momentum ETF
	Year Ended April 30, 2017		Year Ended April 30, 2016		Year Ended April 30, 2017	Period Ended April 30, 2016(1)
Operations:
Net Investment Income	$766,833		$758,017		$27,999	$10,552
Net Realized Loss on Investments and Futures Contracts	(122,039	)(2)	(1,218,889	)(2)	(516,266)	(361,602	)(2)
Capital Gain Distributions Received from Unaffiliated and Affiliated Investments	13,111		128,122		—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments and Futures Contracts	2,061,906		(1,411,706)		723,219	140,665
Net Increase (Decrease) in Net Assets Resulting from Operations	2,719,811		(1,744,456)		234,952	(210,385)

Distributions to Shareholders:
Investment Income	(777,368)		(812,989)		(28,879)	(9,518)
Net Realized Gains	—		(2,164)		—	—
Total Distributions to Shareholders	(777,368)		(815,153)		(28,879)	(9,518)

Capital Share Transactions:
Issued	14,843,502		6,325,166		3,547,675	8,035,273
Redeemed	(3,755,694)		(11,399,910)		—	(3,278,226)
Increase (Decrease) in Net Assets from Capital Share Transactions	11,087,808		(5,074,744)		3,547,675	4,757,047

Total Increase (Decrease) in Net Assets	13,030,251		(7,634,353)		3,753,748	4,537,144

Net Assets:
Beginning of Year/Period	24,152,144		31,786,497		4,537,144	—
End of Year/Period (Includes Undistributed (Distributions in Excess of) Net Investment Income of $11,732, $—, $154 and $1,034, respectively)	$37,182,395		$24,152,144		$8,290,892	$4,537,144

Share Transactions:
Issued	600,000		250,000		150,000	350,004
Redeemed	(150,000)		(500,000)		—	(150,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	450,000		(250,000)		150,000	200,004

(1)	Commenced operations on September 8, 2015.
(2)	Includes realized gain or loss as a result of in-kind transactions (See Note 5 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Statements of Changes in Net Assets

	Cambria Sovereign High Yield Bond ETF		Cambria Emerging Shareholder Yield ETF		Cambria Tail Risk ETF
	Year Ended April 30, 2017	Period Ended April 30, 2016(1)	Period Ended April 30, 2017(2)		Period Ended April 30, 2017(3)
Operations:
Net Investment Income	$264,116	$21,691	$111,687		$2,278
Net Realized Gain (Loss) on Investments and Purchased Options	28,207	—	(20,751	)(4)	1,002
Net Realized Gain (Loss) on Foreign Currency Transactions	4,549	2,417	(14,206)		—
Net Change in Unrealized Appreciation (Depreciation) on Investments and Purchased Options	46,318	201,830	1,006,123		(29,527)
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency Translation	591	1,053	1,106		—
Net Change in Unrealized Appreciation (Depreciation) on Foreign Capital Tax Gains on Appreciated Securities	(364)	—	(30,251)		—
Net Increase (Decrease) in Net Assets Resulting from Operations	343,417	226,991	1,053,708		(26,247)

Distributions to Shareholders:
Investment Income	(218,944)	—	(55,329)		—
Net Realized Gains	(10,215)	—	—		—
Total Distributions to Shareholders	(229,159)	—	(55,329)		—

Capital Share Transactions:
Issued	6,666,175	3,822,496	12,207,140		2,500,050
Redeemed	(1,308,551)	—	(1,446,730)		—
Increase in Net Assets from Capital Share Transactions	5,357,624	3,822,496	10,760,410		2,500,050

Total Increase in Net Assets	5,471,882	4,049,487	11,758,789		2,473,803

Net Assets:
Beginning of Year/Period	4,049,487	—	—		—
End of Year/Period (Includes Undistributed Net Investment Income of $61,457, $24,108, $46,114 and $2,278, respectively)	$9,521,369	$4,049,487	$11,758,789		$2,473,803

Share Transactions:
Issued	250,000	150,000	450,004		100,002
Redeemed	(50,000)	—	(50,000)		—
Net Increase in Shares Outstanding from Share Transactions	200,000	150,000	400,004		100,002

(1)	Commenced operations on February 22, 2016.
(2)	Commenced operations on July 14, 2016.
(3)	Commenced operations on April 6, 2017.
(4)	Includes realized gain or loss as a result of in-kind transactions (See Note 5 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Financial Highlights

Selected Per Share Data & Ratios
For a Share Outstanding Throughout the Period

	Net Asset Value, Beginning of Period	Net Investment Income*	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Distributions from Investment Income	Distributions from Net Realized Capital Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(1)	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets(2)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover(1)(3)
Cambria Shareholder Yield ETF
2017	$28.62	$0.50	$5.35	$5.85	$(0.50)	$—	$—	$(0.50)	$33.97	20.62%	$125,682	0.59%		1.63%		50%
2016	$31.54	$0.64	$(1.45)	$(0.81)	$(0.69)	$(1.39)	$(0.03)	$(2.11)	$28.62	(2.59)%	$137,397	0.59%		2.10%		43%
2015	$29.95	$0.65	$2.29	$2.94	$(0.55)	$(0.80)	$—	$(1.35)	$31.54	9.92%	$227,096	0.59%		2.09%		41%
2014(4)	$25.00	$0.45	$4.98	$5.43	$(0.36)	$(0.12)	$—	$(0.48)	$29.95	21.81%	$205,156	0.59	%(5)	1.67	%(5)	89%
Cambria Foreign Shareholder Yield ETF
2017	$21.20	$0.81	$1.59	$2.40	$(0.57)	$—	$—	$(0.57)	$23.03	11.93%	$42,605	0.59%		3.80%		43%
2016	$23.80	$0.81	$(2.61)	$(1.80)	$(0.68)	$—	$(0.12)	$(0.80)	$21.20	(7.67)%	$26,495	0.59%		3.83%		53%
2015	$26.63	$0.93	$(2.70)	$(1.77)	$(0.77)	$(0.29)	$—	$(1.06)	$23.80	(6.67)%	$60,694	0.59%		3.76%		48%
2014(6)	$25.00	$0.41	$1.33	$1.74	$(0.11)	$—	$—	$(0.11)	$26.63	6.96%	$66,572	0.59	%(5)	3.91	%(5)	15%
Cambria Global Value ETF
2017	$19.29	$0.50	$3.38	$3.88	$(0.51)	$—	$—	$(0.51)	$22.66	20.85%	$112,190	0.68%		2.48%		16%
2016	$21.78	$0.45	$(2.57)	$(2.12)	$(0.37)	$—	$—	$(0.37)	$19.29	(9.76)%	$69,436	0.69%		2.36%		15%
2015	$25.73	$0.68	$(4.10)	$(3.42)	$(0.52)	$(0.01)	$—	$(0.53)	$21.78	(13.29)%	$80,580	0.69%		3.10%		25%
2014(7)	$25.00	$0.14	$0.59	$0.73	$—	$—	$—	$—	$25.73	2.92%	$23,160	0.69	%(5)	4.11	%(5)	—%
Cambria Global Momentum ETF
2017	$22.78	$0.42	$1.95	$2.37	$(0.40)	$—	$(0.03)	$(0.43)	$24.72	10.52%	$59,328	0.59%		1.77%		106%
2016	$25.35	$0.34	$(2.51)	$(2.17)	$(0.38)	$—	$(0.02)	$(0.40)	$22.78	(8.61)%	$21,639	0.59%		1.43%		316%
2015(8)	$25.00	$0.30	$0.39	$0.69	$(0.34)	$—	$—	$(0.34)	$25.35	2.76%	$40,562	0.59	%(5)	2.40	%(5)	16%

*	Per share data calculated using average shares method.
(1)
Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of Fund shares.

(2)	Expense ratios do not include expenses of the underlying funds.
(3)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
(4)	Inception date May 13, 2013.
(5)	Annualized.
(6)	Inception date December 2, 2013.
(7)	Inception date March 11, 2014.
(8)	Inception date November 3, 2014.

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Financial Highlights

Selected Per Share Data & Ratios
For a Share Outstanding Throughout the Period

	Net Asset Value, Beginning of Period	Net Investment Income*	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Distributions from Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return(1)	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets(2)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover(1)(3)
Cambria Global Asset Allocation ETF
2017	$24.15	$0.65	$1.51	$2.16	$(0.67)	$—	$(0.67)	$25.64	9.08%	$37,182	—%		2.60%		9%
2016	$25.43	$0.58	$(1.26)	$(0.68)	$(0.60)	$—	$(0.60)	$24.15	(2.58)%	$24,152	—%		2.44%		8%
2015(4)	$25.00	$0.18	$0.46	$0.64	$(0.21)	$—	$(0.21)	$25.43	2.58%	$31,786	—	%(5)	1.81	%(5)	4%
Cambria Value and Momentum ETF
2017	$22.69	$0.12	$1.01	$1.13	$(0.13)	$—	$(0.13)	$23.69	4.98%	$8,291	0.66	%(6)	0.50%		76%
2016(7)	$25.00	$0.08	$(2.32)	$(2.24)	$(0.07)	$—	$(0.07)	$22.69	(8.96)%	$4,537	0.66	%(5)(6)	0.55	%(5)	48%
Cambria Sovereign High Yield Bond ETF
2017	$26.99	$1.04	$0.14	$1.18	$(0.93)	$(0.04)	$(0.97)	$27.20	4.51%	$9,521	0.59%		3.88%		86%
2016(8)	$25.00	$0.19	$1.80	$1.99	$—	$—	$—	$26.99	7.96%	$4,049	0.59	%(5)	3.82	%(5)	—%
Cambria Emerging Shareholder Yield ETF
2017(9)	$25.00	$0.43	$4.18	$4.61	$(0.21)	$—	$(0.21)	$29.40	18.57%	$11,759	0.69	%(5)	2.00	%(5)	33%
Cambria Tail Risk ETF
2017(10)	$25.00	$0.02	$(0.28)	$(0.26)	$—	$—	$—	$24.74	(1.04)%	$2,474	0.59	%(5)	1.38	%(5)	—%

*	Per share data calculated using average shares method.
(1)
Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of Fund shares.

(2)	Expense ratios do not include expenses of the underlying funds.
(3)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
(4)	Inception date December 9, 2014.
(5)	Annualized.
(6)	Includes broker expense of 0.07%.
(7)	Inception date September 8, 2015.
(8)	Inception date February 22, 2016.
(9)	Inception date July 13, 2016.
(10)	Inception date April 5, 2017.

The accompanying notes are an integral part of the financial statements.

Cambria Investment Management
Notes to the Financial Statements
April 30, 2017

1. ORGANIZATION

Cambria ETF Trust (the “Trust”), a Delaware statutory trust, was formed on September 9, 2011 as a diversified, open-end registered management investment company under the Investment Company Act of 1940, as amended. The Trust is comprised of multiple Exchange Traded Funds (ETFs): Cambria Global Income and Currency Strategies ETF, Cambria Shareholder Yield ETF, Cambria Foreign Shareholder Yield ETF, Cambria Emerging Shareholder Yield ETF, Cambria Sovereign High Yield Bond ETF, Cambria Global Value ETF, Cambria Global Momentum ETF, Cambria Value and Momentum ETF, Cambria Global Asset Allocation ETF, Cambria Tail Risk ETF and Dhandho Junoon ETF. These financial statements relate only to Cambria Shareholder Yield ETF, Cambria Foreign Shareholder Yield ETF, Cambria Global Value ETF, Cambria Global Momentum ETF, Cambria Global Asset Allocation ETF, Cambria Value and Momentum ETF, Cambria Sovereign High Yield Bond ETF, Cambria Emerging Shareholder Yield ETF, and Cambria Tail Risk ETF (each a “Fund” and collectively, the “Funds”). Financial statements for Dhandho Junoon ETF are separate. Cambria Global Income and Currency Strategies ETF has not yet commenced operations. Cambria Investment Management, L.P. (the “Investment Adviser”) serves as the investment adviser to the Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Each Fund is diversified.

The investment objective of the Cambria Shareholder Yield ETF is to seek income and capital appreciation with an emphasis on income from investments in the U.S. equity market. The Fund inception date is May 13, 2013. The Fund commenced operations on May 14, 2013.

The investment objective of the Cambria Foreign Shareholder Yield ETF is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Cambria Foreign Shareholder Yield Index. The Fund inception date is December 2, 2013. The Fund commenced operations on December 3, 2013.

The investment objective of the Cambria Global Value ETF is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Cambria Global Value Index. The Fund inception date is March 11, 2014. The Fund commenced operations on March 12, 2014.

The investment objective of the Cambria Global Momentum ETF is to seek to preserve and grow capital from investments in the U.S. and foreign equity, fixed income, commodity and currency markets, independent of market direction. The Fund inception date is November 3, 2014. The Fund commenced operations on November 4, 2014.

The investment objective of the Cambria Global Asset Allocation ETF is to seek to track performance (before fees and expenses) of the Cambria Global Asset Allocation Index. The Fund inception date is December 9, 2014. The Fund commenced operations on December 10, 2014.

The investment objective of the Cambria Value and Momentum ETF is to seek income and capital appreciation from investments in the U.S. equity market. The Fund inception date is September 8, 2015. The Fund commenced operations on September 9, 2015.

The investment objective of the Cambria Sovereign High Yield Bond ETF is to seek income and capital appreciation from investments in securities and instruments that provide exposure to sovereign and quasi-sovereign bonds. The Fund inception date is February 22, 2016. The Fund commenced operations on February 23, 2016.

The investment objective of the Cambria Emerging Shareholder Yield ETF is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Cambria Emerging Shareholder Yield Index. The Fund inception date is July 13, 2016. The Fund commenced operations on July 14, 2016.

The investment objective of the Cambria Tail Risk ETF is to provide income and capital appreciation from investments in the U.S. market while protecting against significant downside risk. The Fund inception date is April 5, 2017. The Fund commenced operations on April 6, 2017.

Cambria Investment Management
Notes to the Financial Statements
April 30, 2017 (Continued)

1. ORGANIZATION (continued)

Shares of the Funds are listed and traded on the NYSE Arca, Inc. Market prices for the Shares may be different from their net asset value (“NAV”). The Funds will issue and redeem Shares on a continuous basis at NAV only in large blocks of Shares, typically 50,000 Shares, called “Creation Units.” Creation Units are to be issued and redeemed principally in kind for a basket of securities and a balancing cash amount. Shares generally will trade in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day.

The Funds are an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Significant Accounting Policies followed by the Funds.

Use of Estimates — The Funds are investment companies in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”).Therefore, the Funds follow the accounting and reporting guidance for investment companies. The preparation of financial statements in conformity with U.S.GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and could have a material impact to the Funds.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale, at the most recent quoted bid.

For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seeks to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Board. The Funds’ fair value procedures are implemented through a fair value committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to

Cambria Investment Management
Notes to the Financial Statements
April 30, 2017 (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

●	Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

●	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

For the year or period ended April 30, 2017, there have been no significant changes to the Funds’ fair valuation methodologies.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations.

Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid. These gains and losses are included in net realized and unrealized gains and losses on foreign currency transactions on the Statements of Operations.

Futures Contracts — To the extent consistent with its investment objective and strategies, Cambria Value and Momentum ETF utilized futures contracts during the year ended April 30, 2017. The Fund’s investment in futures contracts are designed to enable the Fund to more closely approximate the performance of their benchmark indices. Cambria Value and Momentum ETF chose to invest in futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, Cambria Value and Momentum ETF records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract. A margin deposit was made upon entering into futures contracts and is included in Cash at Broker on the Statements of Assets and Liabilities.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that Cambria Value and Momentum ETF could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities.

Cambria Investment Management
Notes to the Financial Statements
April 30, 2017 (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

It is the Fund’s policy to present the gross variation margin payable and the gross variation margin receivable of the future contracts separately on the Statements of Assets and Liabilities, as Cambria Value and Momentum ETF does not have a master netting agreement with the counterparty to the futures contracts. Refer to the Cambria Value and Momentum ETF Schedule of Investments for details regarding open future contracts as of April 30, 2017. Only current day’s variation margin is reported within the Statements of Assets and Liabilities. Cumulative appreciation (depreciation) of futures contracts are reported in the Cambria Value and Momentum ETF Schedule of Investments. Realized gains or losses on equity rate futures contracts related to the Fund is recognized on the Statement of Operations as part of Net Realized Gain (Loss) on Futures Contracts and any change in unrealized appreciation or depreciation is recognized on the Statements of Operations as Net Change in Unrealized Gain (Loss) on Futures Contracts.

Options — The Cambria Tail Risk ETF may purchase put and call options on securities. A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the “exercise price”) at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the “premium” paid by the purchaser for the right to sell or buy. The Cambria Tail Risk ETF may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, the Cambria Tail Risk ETF may purchase call options to protect against an increase in the price of securities that the Fund anticipates purchasing in the future, a practice sometimes referred to as “anticipatory hedging.” The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Cambria Tail Risk ETF upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised. Refer to the Cambria Tail Risk ETF Schedule of Investments for details regarding option contracts as of April 30, 2017. Realized gains or losses on purchased options related to the Fund is recognized on the Statement of Operations as part of Net Realized Gain (Loss) On Purchased Options and any change in unrealized appreciation or depreciation is recognized on the Statement of Operations as Net Change in Unrealized Appreciation (Depreciation) on Purchased Options.

Federal Income Taxes — The Funds selected a tax year end of April 30, 2017, other than the Cambria Sovereign High Yield Bond ETF, which has selected a tax year end of May 31, 2017. The Funds intend to qualify as “regulated investment companies” under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Funds will not be subject to U.S. federal income tax to the extent they distribute substantially all of their net investment income and net capital gains to their shareholders.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period.

The Funds did not record any tax provisions in the current period. However, management’s conclusions regarding tax positions may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year or period ended April 30, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Cambria Investment Management
Notes to the Financial Statements
April 30, 2017 (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Offering Expenses — All offering expenses of the Trust were borne by the Investment Adviser and are not subject to future recoupment. As a result, organizational and offering expenses are not reflected in the Statements of Assets and Liabilities.

Expenses — Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the underlying funds.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Dividend income received from the underlying funds is recognized on the ex-dividend date and is recorded as income distributions in the Statements of Operations. Capital gain distributions received from the underlying funds are recognized on ex-dividend date and are recorded on the Statements of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.

Dividends and Distributions to Shareholders — The Funds generally pay out dividends from their net investment income, if any, quarterly, and distributes their net capital gains, if any, to shareholders at least annually. All distributions are recorded on ex-dividend date.

Creation Units — The Funds issue and redeem shares on a continuous basis at NAV in groups of 50,000 shares called ‘‘Creation Units.’’ Purchasers of Creation Units (“Authorized Participants”) must pay a creation transaction fee per transaction. The fee is typically a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. An Authorized Participant who holds Creation Units and wishes to redeem at NAV would also pay a Redemption Fee per transaction to the custodian on the date of such redemption, regardless of the number of Creation Units redeemed that day.

The Distributor has entered into Participant Agreements with certain broker-dealers and others that allow those parties to be Authorized Participants and to subscribe for and redeem shares of the Funds. Such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Funds’ shares outstanding, act as executing or clearing broker for investment transactions on behalf of the Fund and/or serve as counterparty to derivative transactions with the Fund.

Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. Shares of the Funds may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

Cambria Investment Management
Notes to the Financial Statements
April 30, 2017 (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

If a Creation Unit is purchased or redeemed for cash, a higher transaction fee will be charged. The following table discloses Creation Unit breakdown for the year or period ended April 30, 2017:

	Creation Unit Shares	Transaction Fee	Value	Redemption Fee	Variable Charge
Cambria Shareholder Yield ETF	50,000	$700	$1,698,500	$700	None
Cambria Foreign Shareholder Yield ETF	50,000	2,000	1,151,500	2,000	Up to 2.0%
Cambria Global Value ETF	50,000	3,500	1,133,000	3,500	Up to 2.0%
Cambria Global Momentum ETF	50,000	500	1,236,000	500	Up to 2.0%
Cambria Global Asset Allocation ETF	50,000	500	1,282,000	500	None
Cambria Value and Momentum ETF	50,000	700	1,184,500	700	None
Cambria Sovereign High Yield Bond ETF	50,000	550	1,360,000	550	Up to 2.0%
Cambria Emerging Shareholder Yield ETF	50,000	3,500	1,470,000	3,500	Up to 2.0%
Cambria Tail Risk ETF	50,000	500	1,237,000	500	None

To the extent the Funds permit the contribution of securities in exchange for the purchase of shares (contribution in-kind), shares may be issued in advance of receipt by the Funds of all or a portion of the applicable Deposit Securities. In these circumstances, the Funds may require the Authorized Participant to maintain with the Trust 115% of the daily mark-to-market value of the Deposit Securities.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

Information concerning illiquid securities is as follows:

Cambria Global Value ETF

Security	Shares	Dates Acquired	Cost Basis
Banco Espirito Santo	318,087	3/11/14	$449,606
BANIF - Banco Internacional do Funchal	60,980,850	3/11/14(1)	747,095

(1)	Purchased on various dates beginning on 3/11/14.

Cambria Emerging Shareholder Yield ETF

Security	Shares	Dates Acquired	Cost Basis
Weiqiao Textile	82,500	7/13/16(1)	$63,842

(1)	Purchased on various dates beginning on 3/11/14.

Cambria Investment Management
Notes to the Financial Statements
April 30, 2017 (Continued)

3. OFFSETTING ASSETS AND LIABILITIES

The Funds are required to disclose the impact of offsetting assets and liabilities represented in the statements of assets and liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities. These recognized assets and liabilities are financial instruments and derivative instruments that are either subject to an enforceable master netting arrangement or similar agreement or meet the following right of setoff criteria: the amounts owed by the Funds to another party are determinable, the Funds has the right to set off the amounts owed with the amounts owed by the other party, the Funds intends to set off, and the Funds right of setoff is enforceable at law.

As of April 30, 2017, the Funds financial instruments and derivative instruments are not subject to a master netting arrangement.

4. RELATED PARTIES

Investment Advisory Agreement — The Investment Adviser is responsible for overseeing the management and business affairs of the Funds, and has discretion to purchase and sell securities in accordance with the Funds’ objectives, policies, and restrictions. The Investment Adviser reviews, supervises, and administers each Fund’s investment program. The Investment Adviser has entered into an investment advisory agreement (“Management Agreement”) with respect to the Funds. Pursuant to that Management Agreement, the Funds pay the Investment Adviser an annual advisory fee based on its average daily nets assets for the services and facilities it provides payable at an annual rate of 0.59%, excluding the Cambria Global Asset Allocation ETF which is not charged an advisory fee. This allows the cost-conscious investor to hold a diversified, low cost asset allocation portfolio in the Cambria Global Asset Allocation ETF.

With respect to each fund, except the Cambria Global Value ETF and Cambria Emerging Shareholder Yield ETF, the Investment Adviser bears all of the costs of the Funds except for the advisory fee, payments under each Fund’s 12b-1 plan, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expenses and other extraordinary expenses. With respect to the Cambria Global Value ETF and Cambria Emerging Shareholder Yield ETF, the Investment Adviser bears all of the costs of each Fund, except for the advisory fee, payments under the Fund’s 12b-1 plan, brokerage expenses, custodial expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expenses and other extraordinary expenses. The Cambria Global Value ETF and Cambria Emerging Shareholder Yield ETF may pay up to 0.10% in custody fees. The Management Agreement for the Funds provides that it may be terminated at any time, without the payment of any penalty, by the Board of Trustees or, with respect to the Funds, by a majority of the outstanding shares of the Funds, on 60 days’ written notice to the Investment Adviser, and by the Investment Adviser on 60 days’ written notice to the Trust and that it shall be automatically terminated if it is assigned.

Additionally, the Investment Adviser earned $33,763 in management fees from the Cambria Global Momentum ETF related to the Fund’s investment in affiliated funds, Cambria Shareholder Yield ETF, Cambria Foreign Shareholder Yield ETF, Cambria Global Value ETF, Cambria Sovereign High Yield Bond ETF and Cambria Emerging Shareholder Yield ETF.

Administrator, Custodian and Transfer Agent — SEI Investments Global Fund Services (the “Administrator”) serves as the Funds’ Administrator pursuant to an administration agreement. Brown Brothers Harriman & Co. (the “Custodian” and “Transfer Agent”) serves as the Funds’ Custodian and Transfer Agent pursuant to a Custodian Agreement and a Transfer Agency Services Agreement.

Distribution Agreement — SEI Investments Distribution Co., a wholly-owned subsidiary of SEI Investments and an affiliate of the Administrator (the “Distributor”), serves as the Funds’ distributor of Creation Units pursuant to a distribution agreement. The Distributor does not maintain any secondary market in Fund shares.

Cambria Investment Management
Notes to the Financial Statements
April 30, 2017 (Continued)

4. RELATED PARTIES (continued)

The Trust has adopted a Distribution and Service Plan (“Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”). In accordance with its Plan, the Funds are authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities. However, no such fee is currently paid by the Funds, and the Board of Trustees has not currently approved the commencement of any payments under the Plan.

Certain officers and trustees of the Funds are officers/employees of the Investment Adviser or the Administrator.

5. INVESTMENT TRANSACTIONS

For the year or period ended April 30, 2017, the purchases and sales of investments in securities excluding in-kind transactions, long-term U.S. Government and short-term securities were:

	Purchases	Sales and Maturities
Cambria Shareholder Yield ETF	$66,236,393	$64,019,877
Cambria Foreign Shareholder Yield ETF	13,624,771	12,277,647
Cambria Global Value ETF	19,609,934	13,658,444
Cambria Global Momentum ETF	35,468,081	33,238,043
Cambria Global Asset Allocation ETF	2,570,800	2,650,133
Cambria Value and Momentum ETF	3,961,860	4,286,574
Cambria Sovereign High Yield Bond ETF	7,879,298	4,491,246
Cambria Emerging Shareholder Yield ETF(1)	8,546,755	2,412,606
Cambria Tail Risk ETF(2)	2,329,268	—

(1)	The Fund commenced operations on July 14, 2016.

(2)	The Fund commenced operations on April 6, 2017.

For the year or period ended April 30, 2017 there were no purchases and sales of U.S. Government securities.

For the year or period ended April 30, 2017, in-kind transactions associated with creations and redemptions were:

	Purchases	Sales and Maturities	Net Realized Gain (Loss)
Cambria Shareholder Yield ETF	$6,568,189	$39,302,674	$5,507,419
Cambria Foreign Shareholder Yield ETF	16,286,102	3,106,749	28,648
Cambria Global Value ETF	25,286,996	971,685	235,207
Cambria Global Momentum ETF	35,311,850	1,146,097	54,612
Cambria Global Asset Allocation ETF	14,780,563	3,735,247	156,745
Cambria Value and Momentum ETF	3,238,094	—	—
Cambria Sovereign High Yield Bond ETF	—	—	—
Cambria Emerging Shareholder Yield ETF(1)	4,824,337	718,982	110,390
Cambria Tail Risk ETF(2)	—	—	—

(1)	The Fund commenced operations on July 14, 2016.

(2) The Fund commenced operations on April 6, 2017.

Cambria Investment Management
Notes to the Financial Statements
April 30, 2017 (Continued)

5. INVESTMENT TRANSACTIONS (continued)

The following is a summary of investment transactions in affiliates for the year ended April 30, 2017:

Cambria Global Momentum ETF
Value of Shares Held as of 04/30/16	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value of Shares Held as of 04/30/17	Dividend Income
Cambria Emerging Shareholder Yield ETF(1)
$—	$3,619,208	$(81,473)	$330,746	$(1,272)	$3,867,209	$18,230
Cambria Foreign Shareholder Yield ETF
$—	$2,879,006	$—	$250,612	$—	$3,129,618	$—
Cambria Global Value ETF
$—	$4,418,494	$(1,209,747)	$370,254	$(12,258)	$3,566,743	$7,848
Cambria Shareholder Yield ETF
$—	$4,124,479	$(1,171,006)	$94,930	$(45,353)	$3,003,050	$24,506
Cambria Sovereign High Yield Bond ETF
$1,185,431	$708,907	$(1,839,033)	$(89,987)	$34,682	$—	$27,786

Cambria Global Asset Allocation ETF
Value of Shares Held as of 04/30/16	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value of Shares Held as of 04/30/17	Dividend Income
Cambria Emerging Shareholder Yield ETF(1)
$—	$3,812,047	$(359,873)	$488,978	$9,344	$3,950,496	$22,512
Cambria Foreign Shareholder Yield ETF
$446,609	$272,738	$(66,852)	$66,093	$1,049	$719,637	$13,493
Cambria Global Value ETF
$909,385	$569,621	$(138,437)	$210,451	$7,107	$1,558,127	$27,033
Cambria Shareholder Yield ETF
$673,580	$443,535	$(106,355)	$146,678	$4,070	$1,161,508	$13,100
Cambria Sovereign High Yield Bond ETF
$902,887	$534,274	$(139,885)	$17,381	$10,278	$1,324,935	$37,436

(1)	The Fund commenced operations on July 14, 2016.

Cambria Investment Management
Notes to the Financial Statements
April 30, 2017 (Continued)

6. PRINCIPAL RISKS

As with all exchange traded funds (‘‘ETFs’’), shareholders of the Funds are subject to the risk that their investment could lose money. The Funds are subject to certain principal risks noted below, as noted in their prospectus, any of which may adversely affect the Fund’s net asset value (‘‘NAV’’), trading price, yield, total return and ability to meet its investment objective. A more complete description of principal risks is included in the prospectus under the heading ‘‘Principal Risks’’.

Dividend Paying Security Risk — Securities that pay high dividends as a group can fall out of favor with the market, causing these companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of companies owned by the Funds and the capital resources available for these companies’ dividend payments may adversely affect the Funds.

Equity Investing Risk — An investment in the Funds involves risks similar to those of investing in any Fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Management Risk — The Cambria Shareholder Yield ETF, Cambria Global Momentum ETF, Cambria Value and Momentum ETF, Cambria Sovereign High Yield Bond ETF and Cambria Tail Risk ETF (the “Active Funds”) are actively managed using proprietary investment strategies and processes. The Cambria Foreign Shareholder Yield ETF, Cambria Global Value ETF, Cambria Global Asset Allocation ETF and Cambria Emerging Shareholder Yield ETF (the “Index Funds”) are passively-managed, meaning that they are designed to track the performance of an underlying index. There can be no guarantee that these strategies and processes will produce the intended results and no guarantee that the Fund will achieve its investment objective. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Foreign Investment Risk — Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in or exposures to foreign securities by each Fund are subject to special risks, including risks associated with foreign securities generally, including differences in information available about issuers of securities and investor protection standards applicable in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; currency risks; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions.

Exchange-Traded Funds and Exchange-Traded Products and Investment Companies Risk — The risks of investing in securities of ETFs, ETPs and investment companies typically reflect the risks of the types of instruments in which the underlying ETF, ETP or investment company invests. In addition, with such investments, the Funds bear its proportionate share of the fees and expenses of the underlying entity. As a result, the Funds’ operating expenses may be higher and performance may be lower.

Non-Correlation Risk — The returns of the Index Funds may not match the return of their Underlying Indexes for a number of reasons. For example, each Index Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Index Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Index Fund and its Underlying Index may vary due to asset valuation differences and differences between each Index Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk — Unlike many investment companies, the Index Funds do not utilize an investing strategy that seeks returns in excess of each Fund’s respective Underlying Index. Therefore, an Index Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Cambria Investment Management
Notes to the Financial Statements
April 30, 2017 (Continued)

6. PRINCIPAL RISKS (continued)

Cash and Cash Equivalents — Cash and cash equivalents may consist of cash balances and time deposits maintained or held at Brown Brothers Harriman. Such amounts may be in excess of Federal Deposit Insurance Corporation limitations.

Futures Contracts Risk — Risks associated with the use of futures contracts include the following: (i) an imperfect correlation between movements in prices of index futures contracts and movements in the value of the stock index that the instrument is designed to simulate; and (ii) the possibility of an illiquid secondary market for a futures contract and the resulting inability to close a position prior to its maturity date. Investments in futures may expose the Fund to leverage.

Fixed Income Risk — A decline in an issuer’s credit rating may cause a decrease in the value of its fixed income securities and an increase in their investment risk and volatility. During periods of falling interest rates, an issuer of a callable bond held by the Funds may “call” (or repay) the security before its stated maturity, and the Funds may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Funds’ income. The market value of fixed income securities generally changes in response to changes in interest rates. As interest rates rise, the value of certain fixed income securities is likely to decrease. Similarly, if interest rates decline, the value of fixed income securities is likely to increase.

High Yield Securities Risk — High yield securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations in the Funds. High yield securities are subject to a greater risk of default and investments in them are inherently speculative. The secondary markets in which high yield securities are traded may be less liquid and more volatile than the market for higher grade securities.

Sovereign Debt Securities Risk — Investments in sovereign and quasi-sovereign debt obligations involve special risks not present in corporate debt obligations. The issuer of the sovereign debt or the authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Sovereign High Yield Bond ETF may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Sovereign High Yield Bond ETF’s net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain non-U.S. markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

Options Risk — The value of the Fund’s positions in options fluctuates in response to changes in the value of the underlying index. The Fund also risks losing all or part of the cash paid for purchasing put options. Because the Cambria Tail Risk ETF only purchases put options, the Fund’s losses from its exposure to put options is limited to the amount of premiums paid to the option seller.

7. GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. Additionally, under the Funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, the Investment Adviser is of the view that the risk of loss to the Funds in connection with the Funds’ indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Funds.

Cambria Investment Management
Notes to the Financial Statements
April 30, 2017 (Continued)

8. INCOME TAXES

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences which are primarily attributable to partnership adjustments, reclassification of distributions paid and received, reallocation of dividend incomes from underlying funds, certain foreign currency related transactions, redemptions in-kind and sale of passive foreign investment companies, have been reclassified to/from the following accounts.

	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Loss
Cambria Shareholder Yield ETF	$5,597,858	$115	$(5,597,973)
Cambria Foreign Shareholder Yield ETF	25,913	(5,880)	(20,033)
Cambria Global Value ETF	234,009	393	(234,402)
Cambria Global Momentum ETF	55,227	(6,871)	(48,356)
Cambria Global Asset Allocation ETF	158,641	22,267	(180,908)
Cambria Value and Momentum ETF	—	—	—
Cambria Sovereign High Yield Bond ETF	—	(7,823)	7,823
Cambria Emerging Shareholder Yield ETF	108,173	(10,244)	(97,929)
Cambria Tail Risk ETF	—	—	—

These reclassifications had no impact on the net assets or the net asset value per share of the Funds.

Cambria Investment Management
Notes to the Financial Statements
April 30, 2017 (Continued)

8. INCOME TAXES (continued)

For tax purposes, short-term realized gains are considered ordinary income. The tax character of dividends and distributions declared during the last two fiscal years were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Totals
Cambria Shareholder Yield ETF
2017	$2,080,769	$—	$—	$2,080,769
2016	3,914,264	7,476,072	176,238	11,566,574
Cambria Foreign Shareholder Yield ETF
2017	$683,048	$—	$—	$683,048
2016	1,478,338	—	201,561	1,679,899
Cambria Global Value ETF
2017	$1,965,865	$—	$—	$1,965,865
2016	1,427,287	—	—	1,427,287
Cambria Global Momentum ETF
2017	$530,781	$—	$39,767	$570,548
2016	449,733	—	24,940	474,673
Cambria Global Asset Allocation ETF
2017	$777,368	$—	$—	$777,368
2016	794,101	21,052	—	815,153
Cambria Value and Momentum ETF
2017	$28,879	$—	$—	$28,879
2016	9,518	—	—	9,518
Cambria Sovereign High Yield Bond ETF
2017	$229,159	$—	$—	$229,159
2016	—	—	—	—
Cambria Emerging Shareholder Yield ETF
2017	$55,329	$—	$—	$55,329
Cambria Tail Risk ETF
2017	$—	$—	$—	$—

As of April 30, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Cambria Shareholder Yield ETF	Cambria Foreign Shareholder Yield ETF	Cambria Global Value ETF	Cambria Global Momentum ETF
Undistributed Ordinary Income	$30,015	$434,996	$459,035	$—
Undistributed Long-Term Capital Gain	117,168	—	—	—
Capital Loss Carryforwards	—	(5,004,528)	(1,025,220)	(3,611,136)
Unrealized Appreciation (Depreciation)	19,110,268	223,804	(2,991,802)	3,629,186
Other Temporary Differences	2	—	—	—
Total Distributable Earnings (Accumulated Losses)	$19,257,453	$(4,345,728)	$(3,557,987)	$18,050

Cambria Investment Management
Notes to the Financial Statements
April 30, 2017 (Continued)

8. INCOME TAXES (continued)

	Cambria Global Asset Allocation ETF	Cambria Value and Momentum ETF	Cambria Sovereign High Yield Bond ETF	Cambria Emerging Shareholder Yield ETF
Undistributed Ordinary Income	$11,732	$154	$199,378	$110,574
Undistributed Long-Term Capital Gain	—	—	12,338	—
Capital Loss Carryforwards	(577,019)	(916,779)	—	(84,513)
Unrealized Appreciation	1,218,245	878,634	221,380	864,145
Other Temporary Differences	—	1	(91,847)	—
Total Distributable Earnings (Accumulated Losses)	$652,958	$(37,990)	$341,249	$890,206

Cambria Tail Risk ETF
Undistributed Ordinary Income	$2,278
Post October Losses	(42,164)
Unrealized Depreciation	(29,527)
Other Temporary Differences	43,166
Total Accumulated Losses	$(26,247)

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment losses that are carried forward will retain their character as either short term or long term capital losses. As of April 30, 2017, the Funds have the following capital loss carryforwards and offset capital gains for an unlimited period:

	Non-Expiring Short-Term Loss	Non-Expiring Long-Term Loss	Total
Cambria Shareholder Yield ETF	$—	$—	$—
Cambria Foreign Shareholder Yield ETF	—	5,004,528	5,004,528
Cambria Global Value ETF	146,182	879,038	1,025,220
Cambria Global Momentum ETF	3,611,136	—	3,611,136
Cambria Global Asset Allocation ETF	—	577,019	577,019
Cambria Value and Momentum ETF	636,342	280,437	916,779
Cambria Sovereign High Yield Bond ETF	—	—	—
Cambria Emerging Shareholder Yield ETF	84,513	—	84,513
Cambria Tail Risk ETF	—	—	—

Post-October capital losses represent capital losses realized on investment transactions from November 1, 2016 through April 30, 2017, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

Cambria Investment Management
Notes to the Financial Statements
April 30, 2017 (Concluded)

8. INCOME TAXES (continued)

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at April 30, 2017, were as follows:

Cambria Investment Management	Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Cambria Shareholder Yield ETF	$106,298,198	$23,603,528	$(4,493,028)	$19,110,500
Cambria Foreign Shareholder Yield ETF	41,206,871	3,528,950	(3,296,086)	232,864
Cambria Global Value ETF	115,417,228	11,653,947	(14,601,871)	(2,947,924)
Cambria Global Momentum ETF	54,823,400	3,726,828	(97,642)	3,629,186
Cambria Global Asset Allocation ETF	35,841,202	1,487,267	(269,022)	1,218,245
Cambria Value and Momentum ETF	6,802,106	998,429	(119,795)	878,634
Cambria Sovereign High Yield Bond ETF	7,795,765	329,253	(109,153)	220,100
Cambria Emerging Shareholder Yield ETF	10,331,586	1,191,132	(297,842)	893,290
Cambria Tail Risk ETF	2,279,622	13,639	—	13,639

9. REGULATORY MATTERS

In October 2016, the Securities and Exchange Commission (the “SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Funds’ current financial statement presentation and expects that the Funds will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

10. SUBSEQUENT EVENTS

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements except as follows:

Effective June 26, 2017 the Cambria Sovereign High Yield Bond ETF changed its name to Cambria Sovereign Bond ETF.

Cambria Investment Management
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Cambria ETF Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Cambria Shareholder Yield ETF, Cambria Foreign Shareholder Yield ETF, Cambria Global Value ETF, Cambria Global Momentum ETF, Cambria Global Asset Allocation ETF, Cambria Value and Momentum ETF, Cambria Sovereign High Yield Bond ETF, Cambria Emerging Shareholder Yield ETF and Cambria Tail Risk ETF (the “Funds”), each a series of Cambria ETF Trust, as of April 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two periods in the period then ended for Cambria Shareholder Yield ETF, Cambria Foreign Shareholder Yield ETF, Cambria Global Value ETF, Cambria Global Momentum ETF, Cambria Global Asset Allocation ETF, Cambria Value and Momentum ETF and Cambria Sovereign High Yield Bond ETF, and the related statements of operations and changes in net assets and financial highlights for the period July 14, 2016 (commencement of operations) through April 30, 2017 for Cambria Emerging Shareholder Yield ETF, and the related statements of operations and changes in net assets and financial highlights for the period April 6, 2017 (commencement of operations) through April 30, 2017 for Cambria Tail Risk ETF. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds’ financial highlights for the periods on or prior to April 30, 2015, were audited by other auditors, whose report date June 26, 2015, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cambria Shareholder Yield ETF, Cambria Foreign Shareholder Yield ETF, Cambria Global Value ETF, Cambria Global Momentum ETF, Cambria Global Asset Allocation ETF, Cambria Value and Momentum ETF, Cambria Sovereign High Yield Bond ETF, Cambria Emerging Shareholder Yield ETF and Cambria Tail Risk ETF as of April 30, 2017, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
June 29, 2017

Cambria Investment Management
Disclosure of Fund Expenses
(Unaudited)

All Exchange Traded Funds (“ETF”) have operating expenses. As a shareholder of an ETF, your investment is affected by these ongoing costs, which include (among others) costs for ETF management, administrative services, brokerage fees and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from an ETF’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the ETF’s average net assets; this percentage is known as the ETF’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (November 1, 2015 to April 30, 2017).

The table below illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Commission requires all funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

Cambria Investment Management
Disclosure of Fund Expenses
(Unaudited) (Concluded)

	Beginning Account Value 11/1/16	Ending Account Value 4/30/17	Annualized Expense Ratios	Expenses Paid During Period(1)
Cambria Shareholder Yield ETF
Actual Fund Return	$ 1,000.00	$ 1,160.50	0.59%	$ 3.18
Hypothetical 5% Return	$ 1,000.00	$ 1,021.85	0.59%	$ 2.97
Cambria Foreign Shareholder Yield ETF
Actual Fund Return	$ 1,000.00	$ 1,100.90	0.59%	$ 3.07
Hypothetical 5% Return	$ 1,000.00	$ 1,021.99	0.59%	$ 2.97
Cambria Global Value ETF
Actual Fund Return	$ 1,000.00	$ 1,135.20	0.67%	$ 3.56
Hypothetical 5% Return	$ 1,000.00	$ 1,021.46	0.67%	$ 3.37
Cambria Global Momentum ETF
Actual Fund Return	$ 1,000.00	$ 1,083.00	0.59%	$ 3.05
Hypothetical 5% Return	$ 1,000.00	$ 1,021.99	0.59%	$ 2.97
Cambria Global Asset Allocation ETF
Actual Fund Return	$ 1,000.00	$ 1,054.30	—%	$ —
Hypothetical 5% Return	$ 1,000.00	$ 1,024.79	—%	$ —
Cambria Value and Momentum ETF
Actual Fund Return	$ 1,000.00	$ 1,059.50	0.66%	$ 3.35
Hypothetical 5% Return	$ 1,000.00	$ 1,021.66	0.66%	$ 3.31
Cambria Sovereign High Yield Bond ETF
Actual Fund Return	$ 1,000.00	$ 1,024.00	0.59%	$ 2.96
Hypothetical 5% Return	$ 1,000.00	$ 1,021.87	0.59%	$ 2.96
Cambria Emerging Shareholder Yield ETF
Actual Fund Return	$ 1,000.00	$ 1,122.10	0.68%	$ 3.56
Hypothetical 5% Return	$ 1,000.00	$ 1,021.44	0.68%	$ 3.39
Cambria Tail Risk ETF
Actual Fund Return	$ 1,000.00	$ 989.60	0.59%	$ 0.39(2)
Hypothetical 5% Return	$ 1,000.00	$ 1,002.90	0.59%	$ 0.39

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied 181/365 (to reflect the one-half year period).

(2)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied 24/365 (to reflect the actual time the Fund was operations from 04/06/17-04/30/17).

Cambria Investment Management
Trustees and Officers
(Unaudited)

Set forth below are the names, ages, position with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Mr. Richardson is a Trustee who is deemed to be an “interested” Trustee of the Fund as that term is defined in the 1940 Act by virtue of his employment with and ownership interest in the Investment Adviser. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling (855) 383-4636. The following chart lists Trustees and Officers as of April 30, 2017.

Name, Address, Age(1)	Position(s) Held with the Trust and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEE(3)
Eric W. Richardson DOB: 1966	Trustee and President of the Trust (since 2012)	Co-founder and Chief Executive Officer, Cambria Investment Management, L.P. (2006-present); Manager, Cambria Indices, LLC (2013-present).	None
INDEPENDENT TRUSTEES
Eric Leake DOB: 1970	Trustee (Since 2013)	Partner and Chief Investment Officer, Anchor Capital Management Group, Inc. (since 1996).	Board Member, National Association of Active Investment Management (NAAIM) (2008-2010).
Dennis G. Schmal DOB: 1947	Trustee (Since 2013)	Self-employed consultant (since 2003).
Director, AssetMark (formerly Genworth) Mutual Funds (2007-present); Director, Merriman Holdings Inc. (formerly MCF Corp.) (financial services) (2003-present); Director, Owens Realty Mortgage Inc. (real estate) (2013-present); Director and Chairman, Pacific Metrics Corporation (2005-2014) (educational services); Director and Chairman, Sitoa Global (2011-2013) (e-commerce); Trustee, Wells Fargo GAI Hedge Funds (2008-present).

(1)	Unless otherwise noted, the business address of each trustee is Cambria ETF Trust, 2321 Rosecrans Avenue, Suite 3225, El Segundo CA 90245. Trustees oversee 12 funds in the Cambria ETF Trust.

(2)
Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Trust Instrument.

(3)	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with (the Distributor and/or its affiliates.)

Cambria Investment Management
Trustees and Officers
(Unaudited) (Concluded)

Name, Address, Age(4)	Position(s) Held with the Trust and Length of Time Served(5)	Principal Occupation(s) During the Past 5 Years
OFFICERS(6)
Ryan DelGiudice DOB: 1990	Chief Compliance Officer and Anti-Money Laundering Officer (Since 2017)
Vice President (2015-present), Manager (2013-2015), Cipperman Compliance Services; Chief Compliance Officer, Aspiration Funds (2014-present); Associate, Bank of New York Mellon (regulatory administration) (2012-2013).

Mebane Faber DOB: 1977	Vice President (Since 2012)	Co-founder and Chief Investment Officer, Cambria Investment Management, L.P. (2006-present); Manager, Cambria Indices, LLC (2013-present).
Eric Kleinschmidt(7) 1 Freedom Valley Drive Oaks, PA 19456 DOB: 1968	Principal Financial Officer (Since 2016)	Director of Fund Accounting, SEI Investments Global Funds Services since 2004.

(4)	Unless otherwise noted, the business address of each officer is Cambria ETF Trust, 2321 Rosecrans Avenue, Suite 3225, El Segundo CA 90245.

(5)
Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Trust Instrument.

(6)	Officers oversee 12 funds in the Cambria ETF Trust.

(7)	Certain officers and/or interested trustees of the Fund are also officers of the distributor, the advisor or the administrator.

Cambria Investment Management
Approval of Advisory Agreements & Board Considerations
April 30, 2017 (Unaudited)

Board Consideration of the Investment Advisory Agreements

The Board of Trustees (the “Board”) of Cambria ETF Trust (the “Trust”), including those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”), attended an in-person meeting held on March 16, 2017, called for the purpose of, among other things, the consideration of, and voting on, the approval and continuation of the investment advisory agreements (the “Agreements”) between the Trust and Cambria Investment Management, L.P. (“Cambria”) applicable to each series of the Trust (each, a “Fund” and collectively, the “Funds”): Cambria Shareholder Yield ETF (“SYLD”), Cambria Foreign Shareholder Yield ETF (“FYLD”), Cambria Emerging Shareholder Yield ETF (“EYLD”), Cambria Sovereign High Yield Bond ETF (“SOVB”), Cambria Global Momentum ETF (“GMOM”), Cambria Global Asset Allocation ETF (“GAA”), Cambria Global Value ETF (“GVAL”), and Cambria Value and Momentum ETF (“VAMO”). In preparation for its deliberations, the Board requested and reviewed written responses from Cambria to a due diligence questionnaire circulated on the Board’s behalf. During its deliberations, the Board received an oral presentation from Cambria and was assisted by the advice of independent legal counsel.

In evaluating the Agreements, the Board reviewed information regarding Cambria’s personnel, operations, and financial condition. In addition, the Board considered that the evaluation process with respect to Cambria is an ongoing one and, in this regard, the Board considers information at each regularly scheduled meeting, including, among other things, information concerning performance and services provided by Cambria. At the meeting, the Board considered: (1) the nature, extent and quality of the services provided by Cambria; (2) the investment performance of Cambria with respect to the Funds; (3) the costs of the services provided by Cambria and the profitability to Cambria derived from its relationship with the Funds; (4) the advisory fee and total expense ratio of the Funds compared to a relevant peer group of funds; (5) the extent to which economies of scale would be realized as the Funds grow and whether the advisory fee would enable investors to share in the benefits of economies of scale; (6) benefits (such as soft dollars, if any) received by Cambria and its affiliates from their relationship with the Funds; (7) Cambria’s reputation, expertise and resources in the financial markets; and (8) other factors the Board deemed relevant.

Nature, Quality and Extent of Services. The Board reviewed the nature, quality and extent of the overall services provided by Cambria to the Funds. In particular, the Board considered the responsibilities of Cambria, recognizing that Cambria had invested significant time and effort in structuring the Trust and the Funds, obtaining the necessary exemptive relief from the Securities and Exchange Commission (“SEC”), arranging service providers, exploring various sales channels, and assessing the appeal for each Fund’s investment strategy. In addition, the Board considered that Cambria is responsible for providing investment advisory services to the Funds, monitoring compliance with each Fund’s objectives, policies and restrictions, and carrying out directives of the Board. The Board also considered the services provided by Cambria in the oversight of the Trust’s distributor, administrator, transfer agent, and custodian. The Board also discussed and considered the role of Cambria Indices, LLC as index provider to FYLD, GVAL, and GAA (collectively, the “Index Funds”). In addition, the Board evaluated the integrity of Cambria’s personnel, the professional qualifications and experience of the portfolio management team in managing assets, their experiences with Cambria’s services, and the adequacy of Cambria’s resources and financial condition.

Performance. The Board noted that it considered the performance of the Funds throughout the year and reviewed each Fund’s performance for the three-month, 12-month, and since inception periods, as applicable. In this regard, among other things, the Board considered each Fund’s total returns compared to the total returns of a group of funds historically identified by Cambria as comparable (a Fund’s “peer group”) and an index by which to compare the Fund’s performance (a Fund’s “benchmark”). The Board noted that: (1) SYLD outperformed its benchmark, the S&P 500 Index, during all three periods, and performed in line with its peer group; (2) FYLD outperformed its benchmark, the MSCI EAFE Index, for the three- and 12-month periods, and generally performed in line with its peer group; (3) GVAL underperformed its benchmark, the MSCI ACWI Index, and peer group during the since inception period, but outperformed during the three- and 12-month periods; (4) GMOM underperformed its benchmark, a blended index consisting of the S&P Balanced Equity and Bond - Moderate Index (SPBXMI), during the since inception period, but outperformed its benchmark for the three- and 12-month periods, and generally performed in line with its peer group; (5) GAA underperformed its benchmark, SPBXMI, for the since inception

Cambria Investment Management
Approval of Advisory Agreements & Board Considerations
April 30, 2017 (Unaudited) (Continued)

period, outperformed its benchmark for the three- and 12-month periods, and generally performed in line with its peer group; (6) VAMO underperformed its benchmark, the S&P 500 Index, during all three periods, but outperformed most of its peer group during the three- and 12-month periods; (7) SOVB, which launched on February 23, 2016, outperformed its benchmark, the World Government Bond Index, for both the three-month and since inception periods and generally performed in line with its peer group; and (8) EYLD, which launched on July 13, 2016, outperformed its benchmark, the iShares MSCI Emerging Markets ETF, for both the three-month and since inception periods and generally performed in line with its peer group. The Board also took into consideration Cambria’s representations regarding the performance of the Funds, including that: (1) the Funds’ investment strategies may cause them to underperform their benchmarks and/or peer groups during certain periods, but should benefit the Funds’ shareholders in the long term; and (2) the value-oriented nature of certain Funds’ investments may cause them to underperform their benchmarks and peer groups during periods when markets favor growth stocks. With respect to the Index Funds, the Board also considered the quality of the index each Fund seeks to track, each Fund’s tracking error relative to its underlying index, and Cambria’s representation that each Fund’s tracking error met the expectations described in the SEC exemptive order on which Cambria and the Funds rely to operate as ETFs. The Board also considered each Fund’s portfolio turnover rate.

Comparative Fees and Expenses. The Board considered each Fund’s advisory fees in relation to the estimated costs of the advisory and related services provided by Cambria. The Trustees noted that each Fund charges a unitary advisory fee through which, Cambria, not the Funds, is responsible for paying many of the expenses necessary to service the Funds, including the expenses of other service providers. In considering the advisory fees, the Board reviewed and considered the fees in light of the nature, quality and extent of the services provided by Cambria. Because the Funds charge unitary advisory fees, the Board considered how the Funds’ total expense ratios compared to those of the funds in their peer groups. After comparing expense ratios, the Board noted that the estimated total expense ratios of (i) SYLD, FYLD, and GAA were higher than the average expense ratio of their peer funds; and (ii) EYLD, SOVB, GVAL, VAMO, and GMOM were lower than the average expense ratio of their peer funds, and, overall, each Fund’s total expense ratio was generally comparable to the range of total expense ratios charged by its peer group of funds. The Board considered Cambria’s representations that, in almost all cases, the peer groups’ advisory fee rates were equal to the peer groups’ gross expense ratios. The Board also considered Cambria’s representation that it would continue to monitor the Funds’ expense ratios as compared to those of their peer groups and seek to ensure that the Funds remain competitive.

Costs and Profitability. The Board then considered the profits realized by Cambria in connection with providing services to the Funds. The Board reviewed profit and loss information provided by Cambria with respect to each of the launched Funds. In particular, the Board noted Cambria’s representation of its long-term commitment to the success of the Funds and the unitary fee structure under which Cambria bears the risk that the Funds’ expenses may increase. The Board further considered the costs associated with the personnel, systems and equipment necessary to manage the Funds and to meet the regulatory and compliance requirements adopted by the SEC and other regulatory bodies as well as other expenses Cambria pays in accordance with the Agreements.

Other Benefits. The Board then considered the extent to which Cambria derives ancillary benefits from the Funds’ operations. The Board discussed the potential benefits to Cambria resulting from its ability to use the Funds’ assets to engage in soft dollar transactions. The Board noted that Cambria did not have any affiliates that would benefit from the Funds’ operations. The Board reviewed the degree to which Cambria may receive compensation from the Funds based upon a Fund’s investment in other Cambria ETFs. The Board also considered that Cambria, not the applicable Index Fund, pays any licensing fees attributable to underlying Cambria indices to Cambria’s affiliated index provider.

Economies of Scale. The Board next considered the absence of breakpoints in Cambria’s fee schedule for each Fund and reviewed information regarding the extent to which economies of scale or other efficiencies may result from increases in each Fund’s asset levels. The Board determined that it is difficult to predict when economies of scale might be realized for Cambria and the Funds, many of which launched recently. The Board, thus, determined to monitor potential economies of scale, as well as the appropriateness of introducing breakpoints, as assets managed by each Fund grow larger.

Cambria Investment Management
Approval of Advisory Agreements & Board Considerations
April 30, 2017 (Unaudited) (Continued)

Conclusion. The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Agreements. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangements, as outlined in the Agreements, were fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred, and such other matters as the Board considered relevant. In light of the foregoing, the Board, including a majority of the Independent Trustees, determined to approve the renewal of the Agreements.

Cambria Tail Risk ETF

At an in-person meeting held on March 8, 2016, the Board, including the Independent Trustees, considered the approval of the investment advisory agreement between the Trust and Cambria (the “Agreement”) pertaining to the Cambria Tail Risk ETF (“TAIL”). In preparation for its deliberations, the Board requested and reviewed written responses from Cambria to a due diligence questionnaire circulated on the Board’s behalf. During its deliberations, the Board received an oral presentation from Cambria, and was assisted by the advice of independent legal counsel.

In evaluating the Agreement, the Board reviewed information regarding Cambria’s personnel, operations, and financial condition. In addition, the Board considered that the evaluation process with respect to Cambria is an ongoing one and, in this regard, the Board considers information at each regularly scheduled meeting including, among other things, information concerning performance and services provided by Cambria. At the meeting, the Board considered: (1) the nature, extent and quality of the services to be provided by Cambria to TAIL; (2) the investment performance of Cambria with respect to other actively-managed Cambria ETFs; (3) the costs of the services provided by Cambria and the expected profitability to Cambria derived from its relationship with TAIL; (4) the advisory fee and total expense ratio of TAIL compared to a relevant peer group of funds; (5) the extent to which economies of scale would be realized as TAIL grows and whether the advisory fee would enable investors to share in the benefits of economies of scale; (6) benefits (such as soft dollars, if any) received by Cambria and its affiliates from their relationship with TAIL; (7) Cambria’s reputation, expertise and resources in the financial markets; and (8) other factors the Board deemed relevant.

Nature, Quality and Extent of Services. The Board reviewed the nature, quality and extent of the overall services to be provided by Cambria to TAIL. In particular, the Board considered the responsibilities of Cambria, recognizing that Cambria had invested significant time and effort in structuring the Trust and TAIL, obtaining the necessary exemptive relief from the SEC, arranging service providers, exploring various sales channels and assessing the appeal for TAIL’s investment strategy. In addition, the Board considered that Cambria is responsible for providing investment advisory services to TAIL, monitoring compliance with TAIL’s objectives, policies and restrictions, and carrying out directives of the Board. The Board also considered the services provided by Cambria in the oversight of the Trust’s distributor, administrator, transfer agent, and custodian. In addition, the Board evaluated the integrity of Cambria’s personnel, the professional qualifications and experience of the portfolio management team in managing assets, their experiences with Cambria’s services, and the adequacy of Cambria’s resources and financial condition.

Performance. The Board noted that, since TAIL had not yet commenced investment operations, TAIL had no investment performance. The Board noted, however, that Cambria has been relatively successful in advising other ETFs, including other series of the Trust, using different quantitative investment strategies. The Board further noted that Cambria had performed extensive research on the strategy underlying TAIL.

Comparative Fees and Expenses. The Board considered that Cambria proposed charging a unitary advisory fee of 0.59% to TAIL. The Trustees noted that under the unitary fee structure proposed, Cambria, and not TAIL, would be responsible for paying many of the expenses necessary to service TAIL, including those of other service providers. In considering the advisory fee, the Board reviewed and considered the fee in light of the nature, quality and extent of the services to be provided by Cambria to TAIL. With respect to the proposed advisory fee and estimated total expense ratio for TAIL, the Board considered how the proposed fee and expense ratio compared to the advisory fees and expense ratios of ETFs

Cambria Investment Management
Approval of Advisory Agreements & Board Considerations
April 30, 2017 (Unaudited) (Concluded)

with comparable strategies, noting how differences between fund strategies might impact fees. The Board noted that TAIL’s proposed unitary advisory fee is lower than the total expense ratio of each of its peer funds. The Board then considered Cambria’s representation that it would continue to monitor TAIL’s expense ratio as compared to those of its peer funds and seek to ensure that TAIL remains competitive.

Costs and Profitability. The Board considered the estimated profits to be realized by Cambria in connection with providing services to TAIL. The Board noted that since TAIL had not yet launched, it was difficult to estimate how profitable it would be to Cambria. The Board, however, reviewed estimated profit and loss information provided by Cambria with respect to TAIL. In particular, the Board noted Cambria’s representation of its long-term commitment to the success of TAIL and its unitary fee structure under which it bears the risk that TAIL expenses may increase. The Board further considered the costs associated with the personnel, systems and equipment necessary to manage TAIL and to meet the regulatory and compliance requirements adopted by the SEC and other regulatory bodies as well as other expenses Cambria would pay in accordance with the Agreement.

Other Benefits. The Board then considered the extent to which Cambria derives ancillary benefits from TAIL’s operations. The Board discussed the potential benefits to Cambria resulting from its ability to use TAIL’s assets to engage in soft dollar transactions. The Board noted that Cambria did not have any affiliates that would benefit from TAIL’s operations. The Board also reviewed the degree to which Cambria may receive compensation from other Cambria ETFs based upon TAIL’s investment in other Cambria ETFs.

Economies of Scale. The Board also considered whether economies of scale would be realized by TAIL as its assets grow larger, including the extent to which this is reflected in the level of fees to be charged. The Board noted that the proposed advisory fee for TAIL does not include breakpoints, but that it was premature - before the commencement of investment operations - to evaluate potential economies of scale. The Board, thus, determined to monitor potential economies of scale, as well as the appropriateness of introducing breakpoints, as assets managed by TAIL grow larger.

Conclusion. In approving the Agreement, the Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Agreement, was fair and reasonable in light of the services to be performed, expenses to be incurred, and such other matters as the Board considered relevant. In light of the foregoing, the Board, including a majority of the Independent Trustees, determined to approve the Agreement for TAIL.

Cambria Investment Management
Notice to Shareholders
April 30, 2017 (Unaudited)

For shareholders that do not have an April 30, 2017, tax year end, this notice is for informational purposes only. For shareholders with an April 30, 2017 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended April 30, 2017, the Funds are designating the following items with regard to distributions paid during the year.

	Return of Capital	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying Dividends(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Qualified Interest Income(4)	Qualified Short-Term Capital Gain(5)	Foreign Tax Credit(6)
Cambria Shareholder Yield ETF	0.00%	0.00%	100.00%	100.00%	100.00%	100.00%	0.00%	0.14%	0.00%	N/A
Cambria Foreign Shareholder Yield ETF	0.00%	0.00%	100.00%	100.00%	0.00%	100.00%	0.00%	0.06%	0.00%	10.91%
Cambria Global Value ETF	0.00%	0.00%	100.00%	100.00%	0.00%	99.31%	0.00%	0.04%	0.00%	13.81
Cambria Global Momentum ETF	6.97%	0.00%	93.03%	100.00%	16.96%	43.90%	0.00%	0.26%	0.00%	N/A
Cambria Global Asset Allocation ETF	0.00%	0.00%	100.00%	100.00%	15.41%	32.72%	0.00%	0.05%	0.00%	N/A
Cambria Value and Momentum ETF	0.00%	0.00%	100.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%	N/A
Cambria Sovereign High Yield Bond ETF	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%	100.00%	N/A
Cambria Emerging Shareholder Yield ETF	0.00%	0.00%	100.00%	100.00%	0.00%	57.30%	0.00%	0.00%	0.00%	24.29%

(1)
Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)
The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and its reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)
“U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)
The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is a percentage of net investment income that is exempt from U.S. withholding tax when paid for foreign investors.

(5)
The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)
The percentage in this column represents the “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended April 30, 2017. The Cambria Foreign Shareholder Yield ETF, the Cambria Global Value ETF and the Cambria Emerging Shareholder Yield ETF expect to pass through $83,648, $314,986 and $17,755 respectively, as foreign tax credits on Form 1099-DIV for the year ending December 31, 2017 which shareholders of these portfolios will receive in late January 2018. In addition, for the year ended April 30, 2017, gross foreign source income amounted to $1,366,194, $2,984,378 and $168,968 respectively, and will be reported on Form 1099-DIV for the year ending December 31, 2017, which shareholders of these portfolios will receive in late January 2018.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending April 30, 2017. Complete information will be computed and reported in conjunction with your 2017 Form 1099-DIV.

Cambria Investment Management
Supplemental Information
(Unaudited)

Net asset value, or “NAV”, is the price per share at which a Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. A Fund’s Market Price may be at, above or below its NAV. The NAV of a Fund will fluctuate with changes in the market value of the Fund’s holdings. The Market Price of a Fund generally fluctuates in response to changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of a NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

	Market Price One Year Total Return	Market Price Cumulative Inception Date Total Return	Market Price, End of Period
Cambria Shareholder Yield ETF	20.59%	—%	$33.95
Cambria Foreign Shareholder Yield ETF	13.72	—	23.11
Cambria Global Value ETF	20.99	—	22.81
Cambria Global Momentum ETF	10.34	—	24.68
Cambria Global Asset Allocation ETF	9.08	—	25.64
Cambria Value and Momentum ETF	5.29	—	23.76
Cambria Sovereign High Yield Bond ETF	4.98	—	27.52
Cambria Emerging Shareholder Yield ETF	—	20.45	29.87
Cambria Tail Risk ETF	—	(0.64)	24.84

Cambria Shareholder Yield ETF
Premium/Discount Analysis
Inception Date 5/13/13
Analysis Period 5/13/13-4/30/17

	Percent Above or Below Par	Number of Days at Discount/Premium	Percent of Days at Discount/Premium
	-5.00%	—	—
	-4.50%	—	—
	-4.00%	—	—
	-3.50%	—	—
Fund Sold at Discount	-3.00%	—	—
	-2.50%	1	0.10%
	-2.00%	—	—
	-1.50%	—	—
	-1.00%	—	—
	-0.50%	551	55.30%
Sold at Par	0.00%	—	—
	0.50%	444	44.60%
	1.00%	—	—
	1.50%	—	—
	2.00%	—	—
Fund Sold at Premium	2.50%	—	—
	3.00%	—	—
	3.50%	—	—
	4.00%	—	—
	4.50%	—	—
	5.00%	—	—

Cambria Investment Management
Supplemental Information
(Unaudited) (Continued)

Cambria Foreign Shareholder Yield ETF
Premium/Discount Analysis
Inception Date 12/2/13
Analysis Period 12/2/13-4/30/17

	Percent Above or Below Par	Number of Days at Discount/Premium	Percent of Days at Discount/Premium
	-5.00%	—	—
	-4.50%	—	—
	-4.00%	—	—
	-3.50%	—	—
Fund Sold at Discount	-3.00%	2	0.30%
	-2.50%	2	0.30%
	-2.00%	1	0.50%
	-1.50%	—	—
	-1.00%	7	3.60%
	-0.50%	17	8.70%
Sold at Par	0.00%	—	—
	0.50%	38	19.50%
	1.00%	39	20.00%
	1.50%	51	26.20%
	2.00%	32	16.40%
Fund Sold at Premium	2.50%	6	3.08%
	3.00%	2	1.03%
	3.50%	2	1.03%
	4.00%	—	—
	4.50%	—	—
	5.00%	—	—

Cambria Global Value ETF
Premium/Discount Analysis
Inception Date 3/11/14
Analysis Period 3/11/14-4/30/17

	Percent Above or Below Par	Number of Days at Discount/Premium	Percent of Days at Discount/Premium
	-5.00%	—	—
	-4.50%	—	—
	-4.00%	—	—
	-3.50%	—	—
Fund Sold at Discount	-3.00%	—	—
	-2.50%	1	0.10%
	-2.00%	1	0.10%
	-1.50%	16	2.00%
	-1.00%	58	7.30%
	-0.50%	188	23.80%
Sold at Par	0.00%	—	—
	0.50%	345	43.60%
	1.00%	156	19.70%
	1.50%	20	2.50%
	2.00%	6	0.80%
Fund Sold at Premium	2.50%	—	—
	3.00%	—	—
	3.50%	—	—
	4.00%	—	—
	4.50%	—	—
	5.00%	—	—

Cambria Investment Management
Supplemental Information
(Unaudited) (Continued)

Cambria Global Momentum ETF
Premium/Discount Analysis
Inception Date 11/3/14
Analysis Period 11/3/14-4/30/17

	Percent Above or Below Par	Number of Days at Discount/Premium	Percent of Days at Discount/Premium
	-5.00%	—	—
	-4.50%	—	—
	-4.00%	—	—
	-3.50%	—	—
Fund Sold at Discount	-3.00%	—	—
	-2.50%	—	—
	-2.00%	—	—
	-1.50%	—	—
	-1.00%	—	—
	-0.50%	260	41.50%
Sold at Par	0.00%	—	—
	0.50%	362	57.80%
	1.00%	4	0.60%
	1.50%	—	—
	2.00%	—	—
Fund Sold at Premium	2.50%	—	—
	3.00%	—	—
	3.50%	—	—
	4.00%	—	—
	4.50%	—	—
	5.00%	—	—

Cambria Global Asset Allocation ETF
Premium/Discount Analysis
Inception Date 12/9/14
Analysis Period 12/9/14-4/30/17

	Percent Above or Below Par	Number of Days at Discount/Premium	Percent of Days at Discount/Premium
	-5.00%	—	—
	-4.50%	—	—
	-4.00%	—	—
	-3.50%	—	—
Fund Sold at Discount	-3.00%	—	—
	-2.50%	—	—
	-2.00%	—	—
	-1.50%	—	—
	-1.00%	—	—
	-0.50%	241	40.10%
Sold at Par	0.00%	—	—
	0.50%	355	59.10%
	1.00%	5	0.80%
	1.50%	—	—
	2.00%	—	—
Fund Sold at Premium	2.50%	—	—
	3.00%	—	—
	3.50%	—	—
	4.00%	—	—
	4.50%	—	—
	5.00%	—	—

Cambria Investment Management
Supplemental Information
(Unaudited) (Continued)

Cambria Value and Momentum ETF
Premium/Discount Analysis
Inception Date 9/8/15
Analysis Period 9/8/15-4/30/17

	Percent Above or Below Par	Number of Days at Discount/Premium	Percent of Days at Discount/Premium
	-5.00%	—	—
	-4.50%	—	—
	-4.00%	—	—
	-3.50%	—	—
Fund Sold at Discount	-3.00%	—	—
	-2.50%	—	—
	-2.00%	—	—
	-1.50%	—	—
	-1.00%	4	1.00%
	-0.50%	104	25.20%
Sold at Par	0.00%	—	—
	0.50%	290	70.20%
	1.00%	15	3.60%
	1.50%	—	—
	2.00%	—	—
Fund Sold at Premium	2.50%	—	—
	3.00%	—	—
	3.50%	—	—
	4.00%	—	—
	4.50%	—	—
	5.00%	—	—

Cambria Sovereign High Yield Bond ETF
Premium/Discount Analysis
Inception Date 2/22/16
Analysis Period 2/22/16-4/30/17

	Percent Above or Below Par	Number of Days at Discount/Premium	Percent of Days at Discount/Premium
	-5.00%	—	—
	-4.50%	—	—
	-4.00%	—	—
	-3.50%	—	—
Fund Sold at Discount	-3.00%	—	—
	-2.50%	—	—
	-2.00%	—	—
	-1.50%	—	—
	-1.00%	—	—
	-0.50%	—	—
Sold at Par	0.00%	—	—
	0.50%	6	2.01%
	1.00%	106	35.50%
	1.50%	97	32.40%
	2.00%	25	8.40%
Fund Sold at Premium	2.50%	38	12.70%
	3.00%	15	5.00%
	3.50%	9	3.01%
	4.00%	2	0.67%
	4.50%	1	0.33%
	5.00%	—	—

Cambria Investment Management
Supplemental Information
(Unaudited) (Concluded)

Cambria Emerging Shareholder Yield ETF
Premium/Discount Analysis
Inception Date 7/13/16
Analysis Period 7/13/16-4/30/17

	Percent Above or Below Par	Number of Days at Discount/Premium	Percent of Days at Discount/Premium
	-5.00%	—	—
	-4.50%	—	—
	-4.00%	—	—
	-3.50%	—	—
Fund Sold at Discount	-3.00%	—	—
	-2.50%	—	—
	-2.00%	1	0.50%
	-1.50%	—	—
	-1.00%	7	3.60%
	-0.50%	17	8.70%
Sold at Par	0.00%	—	—
	0.50%	38	19.50%
	1.00%	39	20.00%
	1.50%	51	26.20%
	2.00%	32	16.40%
Fund Sold at Premium	2.50%	6	3.08%
	3.00%	2	1.03%
	3.50%	2	1.03%
	4.00%	—	—
	4.50%	—	—
	5.00%	—	—

Cambria Tail Risk ETF
Premium/Discount Analysis
Inception Date 4/6/17
Analysis Period 4/5/17-4/30/17

	Percent Above or Below Par	Number of Days at Discount/Premium	Percent of Days at Discount/Premium
	-5.00%	—	—
	-4.50%	—	—
	-4.00%	—	—
	-3.50%	—	—
Fund Sold at Discount	-3.00%	—	—
	-2.50%	—	—
	-2.00%	—	—
	-1.50%	—	—
	-1.00%	—	—
	-0.50%	7	41.20%
Sold at Par	0.00%	—	—
	0.50%	9	52.95%
	1.00%	1	5.90%
	1.50%	—	—
	2.00%	—	—
Fund Sold at Premium	2.50%	—	—
	3.00%	—	—
	3.50%	—	—
	4.00%	—	—
	4.50%	—	—
	5.00%	—	—

THIS PAGE INTENTIONALLY LEFT BLANK

Investment Adviser:

Cambria Investment Management, L.P.
2321 Rosecrans Avenue
Suite 3225
El Segundo, CA 90245

Distributor:

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue
Washington, District of Columbia 20004-2541

Independent Registered Public Accounting Firm:

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

This information must be preceded or accompanied by a current prospectus.

CIM-AR-001-0400

Dhandho Junoon ETF (JUNE)

Annual Report

April 30, 2017

Cambria Investment Management
Table of Contents

Shareholder Letter (Unaudited)	2
Manager’s Discussion and Analysis of Fund Performance (Unaudited)	3
Schedule of Investments	4
Statement of Assets and Liabilities	5
Statements of Operations	6
Statements of Changes in Net Assets	7
Financial Highlights	8
Notes to Financial Statements	9
Report of Independent Registered Public Accounting Firm	17
Disclosure of Fund Expenses (Unaudited)	18
Trustees and Officers of the Cambria ETF Trust (Unaudited)	19
Board Consideration of the Investment Advisory Agreement (Unaudited)	21
Notice to Shareholders (Unaudited)	23
Supplemental Information (Unaudited)	24

The Fund files it’s complete schedules of Fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Form N-Q is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that Cambria Investment Management L.P., the Fund’s investment advisor, uses to determine how to vote proxies relating to Fund securities, as well as information relating to how the Fund voted proxies relating to Fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling (855)-383-4636; and (ii) on the Commission’s website at www.sec.gov.

1

Cambria Investment Management
Shareholder Letter
(Unaudited)

Dear Shareholder:

We are pleased to present the following annual report for the Cambria ETF Trust on behalf of the Dhandho Junoon ETF (“JUNE”).

●	JUNE

JUNE launched on March 31, 2016 at $25.00 per share. For the three-month period ended April 30, 2017, JUNE posted a gain of 0.65%. For the 12-month period ended April 30, 2017, JUNE posted a gain of 9.22%. Since inception, JUNE posted a cumulative gain of 7.02%. Cambria took over as investment adviser of JUNE on January 23, 2017.

We believe that the S&P 500 Index serves as a suitable benchmark for JUNE. The table below shows the performance of the Fund vs. its benchmark, the S&P 500, for the three-month, 12-month, and since inception periods ended April 30, 2017.

	vs. Benchmark
	JUNE	S&P 500
Cumulative Returns Since Fund Inception	7.02%	18.38%
12 Months Ended 4/30/2017	9.22%	17.92%
3 Months Ended 4/30/2017	0.65%	5.16%

Sincerely,

Mebane Faber and Eric Richardson

The information provided represents the opinion of the manager at a specific point in time and is not intended to be a forecast of future events, a guarantee of future events or investment advice.

The performance data quoted represents past performance. Past performance does not guarantee future results.

Indices are unmanaged and do not include the effect of fees. One cannot invest directly in an index.

The S&P 500 Index is a diverse index that includes 500 American companies that represent over 70% of the total market capitalization of the U.S. stock market.

2

Cambria Investment Management
Manager’s Discussion and Analysis of Fund Performance
(Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Dhandho Junoon ETF versus the S&P 500 Total Return Index

The Fund returned 9.22% for the 12-month period ended April 30, 2017. During this 12-month period, allocations to Consumer Discretionary, Technology, Financials, and Materials detracted from the Fund’s performance; whereas, allocations to Telecom, Industrials, and Real Estate contributed to Fund performance.

	AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED APRIL 30, 2017
	Six Month Return	One Year Return	Since Inception (Annualized)*
Dhandho Junoon ETF	8.33%	9.22%	6.46%
Dhandho Junoon Index	8.78%	10.10%	7.33%
S&P 500 Total Return Index	13.32%	17.92%	16.87%

* Inception date is March 31, 2016

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.
Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.75%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s performance assumes the reinvestment of all dividends and all capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The index is unmanaged and is not available for investment.

There are no assurances that the Fund will meet its stated objectives.

The Dhandho Junoon Index tracks the price movements of a portfolio of stocks of approximately 100 U.S. companies and American Depositary Receipts (“ADRs”) across 3 buckets: (1) Share Buybacks, (2) Select Value Manager Holdings, and (3) Spin-Offs. The index inception date is March 1st, 2016. The Index is calculated as a total return Index, which means that returns assume reinvestment of any dividends and distributions during this period.

The S&P 500 Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Index performance shown in the table is total return, which assumes reinvestment of any dividends and distributions during the period.

3

Cambria Investment Management
Schedule of Investments • Dhandho Junoon ETF
April 30, 2017

Description	Shares	Value
COMMON STOCK — 100.1%
Consumer Discretionary — 52.9%
AutoZone*	474	$328,098
Barnes & Noble Education*	2,349	24,453
Brinker International	4,221	186,526
CarMax*	3,404	199,134
CBS, Cl B	2,315	154,086
Comcast, Cl A	9	353
Fiat Chrysler Automobiles*	179	2,035
Gannett	3,038	25,398
H&R Block	1,299	32,202
Lear	2,007	286,319
Marriott Vacations Worldwide	1,422	156,676
Murphy USA*	2,490	173,230
New Media Investment Group	2,951	38,835
News, Cl A	7,304	92,907
NVR*	77	162,566
Six Flags Entertainment	648	40,572
Time	5,037	76,562
Visteon*	77	7,927
Wendy's	9,149	134,856
		2,122,735
Consumer Staples — 0.9%
British American Tobacco ADR	527	35,857

Financials — 3.2%
Berkshire Hathaway, Cl B*	779	128,699

Health Care — 1.1%
DaVita*	84	5,797
Halyard Health*	1,005	39,697
		45,494
Industrials — 22.0%
Actuant, Cl A	5,558	151,733
American Airlines Group	800	34,096
Engility Holdings*	4,116	116,689
Huntington Ingalls Industries	1,323	265,777
Moog, Cl A*	2,106	144,577
Quanta Services*	3,939	139,598
Vectrus*	1,245	31,673
		884,143
Information Technology — 11.3%
Apple	228	32,752
Celestica*	9,977	142,172
Cimpress*	140	11,491
CSRA	219	6,369
Microsoft	6	411
Science Applications International	3,062	223,495
Vishay Precision Group*	2,015	34,658
		451,348
Materials — 8.7%
Ashland Global Holdings	1,095	135,233
Mosaic	4,914	132,334
Rayonier Advanced Materials	6,032	79,924
		347,491
Total Common Stock
(Cost $4,017,870)		4,015,767

Total Investments — 100.1%
(Cost $4,017,870)		$4,015,767
Other Assets and Liabilities — (0.1)%		(3,245)
Net Assets — 100.0%		$4,012,522

Percentages based on Net Assets.

*	Non-income producing security.

ADR — American Depositary Receipt
Cl — Class

As of April 30, 2017, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

There have been no transfers between Level 1, Level 2 or Level 3 assets and liabilities. It is the Fund’s policy to recognize transfers into and out of all Levels at the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

4

Cambria Investment Management
Statement of Assets and Liabilities
April 30, 2017

Dhandho Junoon ETF
Assets:
Investments at Fair Value	$4,015,767
Receivable for Investment Securities Sold	670,308
Dividend Receivable	1,660
Reclaims Receivable	11
Total Assets	4,687,746

Liabilities:
Payable for Capital Shares Redeemed	672,897
Payable Due to Investment Adviser	1,993
Payable Due to Custodian	334
Total Liabilities	675,224

Net Assets	$4,012,522

Net Assets Consist of:
Paid-in Capital	$3,889,839
Undistributed Net Investment Income	—
Accumulated Net Realized Gain on Investments	124,786
Net Unrealized Depreciation on Investments	(2,103)
Net Assets	$4,012,522

Outstanding Shares of Beneficial Interest
(unlimited authorization — no par value)	152,000
Net Asset Value, Offering and Redemption Price Per Share	$26.40

Investments at Cost	$4,017,870

The accompanying notes are an integral part of the financial statements.

5

Cambria Investment Management
Statements of Operations
For the periods ended April 30, 2017 and October 31, 2016

	Dhandho Junoon ETF
	For the period November 1, 2016 to April 30, 2017	For the period April 1, 2016 to October 31, 2016(2)
Investment Income:
Dividend Income from Investments	$19,777	$28,859
Interest Income	2	—
Less: Foreign Taxes Withheld	(36)	(55)
Total Investment Income	19,743	28,804

Expenses:
Management Fees	10,347	15,648
Total Expenses	10,347	15,648

Net Investment Income	9,396	13,156

Net Realized and Unrealized Gains (Losses) on Investments:
Net Realized Gain (Loss) on Investments (1)	204,041	(141,309)
Net Change in Unrealized Appreciation (Depreciation) on Investments	21,148	(23,251)
Net Realized and Unrealized Gain (Loss) on Investments	225,189	(164,560)

Net Increase (Decrease) in Net Assets Resulting from Operations	$234,585	$(151,404)

(1)	Includes realized gain or loss as a result of in-kind transactions. (See Note 4 in Notes to Financial Statements).
(2)	Fund commenced operations on April 1, 2016.

The accompanying notes are an integral part of the financial statements.

6

Cambria Investment Management
Statements of Changes in Net Assets

	Dhandho Junoon ETF
	Period Ended April 30, 2017(1)	Period Ended October 31, 2016(2)
Operations:
Net Investment Income (Loss)	$9,396	$13,156
Net Realized Gain (Loss) on Investments	204,041 (3)	(141,309)
Net Change in Unrealized Appreciation (Depreciation) on Investments	21,148	(23,251)
Net Increase (Decrease) in Net Assets Resulting from Operations	234,585	(151,404)

Distributions to Shareholders:
Investment Income	(21,999)	—
Total Distributions to Shareholders	(21,999)	—

Capital Share Transactions:
Issued	1,966,929	6,190,725
Redeemed	(672,897)	(3,583,417)
Increase in Net Assets from Capital Share Transactions	1,294,032	2,607,308

Total Increase in Net Assets	1,506,618	2,455,904

Net Assets:
Beginning of Period	2,505,904	50,000
End of and Period (Includes Undistributed Net Investment Income of $— and $13,156, respectively)	$4,012,522	$2,505,904

Share Transactions:
Beginning shares	—	2,000
Issued	75,000	250,000
Redeemed	(25,000)	(150,000)
Net Increase in Shares Outstanding from Share Transactions	50,000	102,000

(1)	November 1, 2016 to April 30, 2017 (see Note 1).
(2)	Commenced operations April 1, 2016.
(3)	Includes realized gain or loss as a result of in-kind transactions. (See Note 4 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

7

Cambria Investment Management
Financial Highlights

Selected Per Share Data & Ratios
For a Share Outstanding Throughout the Periods

	Net Asset Value, Beginning of Period		Net Investment Income*	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Distributions from Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return(1)	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover(1)(2)
Dhandho Junoon ETF
2017†	$24.57		$0.09	$1.96	$2.05	$(0.22)	$(0.22)	$26.40	8.33%	$4,013	0.75	%(4)	0.68	%(4)	92	%(5)
2016††	$24.87	(3)	$0.09	$(0.39)	$(0.30)	$—	$—	$24.57	(1.21)%	$2,506	0.75	%(4)	0.63	%(4)	16	%(5)

*	Per share data calculated using average shares method.
†	November 1, 2016 to April 30, 2017 (see Note 1).
††	April 1, 2016 (commencement of operations) to October 31, 2016 (see Note 1).
(1)
Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of Fund shares.

(2)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.
(3)
The net asset value at the beginning of the period differs from the beginning net asset value reflected on the Statement of Changes in Net Assets due to a change in unrealized gain/(loss) from the inception date, March 31, 2016, to when the initial basket was created.

(4)	Annualized.
(5)	Not annualized.

The accompanying notes are an integral part of the financial statements.

8

Cambria Investment Management
Notes to the Financial Statements
April 30, 2017

1. ORGANIZATION

Cambria ETF Trust (the “Trust”), a Delaware statutory trust, was formed on September 9, 2011 as a diversified, open-end registered management investment company under the Investment Company Act of 1940, as amended with multiple funds. The financial statements herein are those of the Dhandho Junoon ETF (the “Fund”). The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held. Cambria Investment Management, L.P. (the “Investment Adviser”) serves as the investment adviser to the Fund. The Fund is non-diversified.

The Fund commenced operations on April 1, 2016 as a separate series of the Elevation ETF Trust (the “Elevation Fund”) and was advised by ALPS Advisors, Inc. On December 5, 2016, shareholders of the Elevation Fund voted to approve the Agreement and Plan of Reorganization (the “Plan”), which provided for the reorganization of the Elevation Fund into the identically-named Dhandho Junoon ETF, a newly created series of the Trust. Effective January 20, 2017, all assets and liabilities of the Elevation Fund were acquired by the Fund pursuant to the terms of the Plan.

The investment objective of the Dhandho Junoon ETF is to seek investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Dhandho Junoon Index. The Fund has elected to qualify as a non-diversified series of the Trust under the 1940 Act.

Shares of the Fund are listed and traded on the NYSE Arca, Inc. Market prices for the Shares may be different from their net asset value (“NAV”). The Fund will issue and redeem Shares on a continuous basis at NAV only in large blocks of Shares, typically 25,000 Shares (50,000 shares prior to April 24, 2017), called “Creation Units.” Creation Units are to be issued and redeemed principally in kind for a basket of securities and a balancing cash amount. Shares generally will trade in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

Effective April 30, 2017, the Fund changed its fiscal year end to April 30.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Significant Accounting Policies followed by the Fund.

Use of Estimates — The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S.GAAP”).Therefore, the Fund follow the accounting and reporting guidance for investment companies. The preparation of financial statements in conformity with U.S.GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and could have a material impact to the Fund.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale, at the most recent quoted bid.

For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid

9

Cambria Investment Management
Notes to the Financial Statements
April 30, 2017 (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Board. The Fund’s fair value procedures are implemented through a fair value committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

●	Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

●	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

For the period ended April 30, 2017, there have been no significant changes to the Fund’s fair valuation methodologies.

Federal Income Taxes — The Fund selected a tax year end of April 30, 2017. Prior to April 30, 2017, the Fund’s tax year end was October 31, 2016. The Fund intends to qualify as “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund will not be subject to U.S. federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether it is “more-likely-than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period.

The Fund did not record any tax provisions in the current period. However, management’s conclusions regarding tax positions may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

10

Cambria Investment Management
Notes to the Financial Statements
April 30, 2017 (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

As of and during the period ended April 30, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Fund did not incur any interest or penalties.

Offering Expenses — All offering expenses of the Trust were borne by the Investment Adviser and are not subject to future recoupment. As a result, offering expenses are not reflected in the Statement of Assets and Liabilities.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

Dividends and Distributions to Shareholders — The Fund generally pays out dividends from their net investment income, if any, annually, and distributes their net capital gains, if any, to shareholders at least annually. All distributions are recorded on ex-dividend date.

Creation Units — The Fund issues and redeems shares on a continuous basis at NAV in groups of 25,000 shares called ‘‘Creation Units.’’ Purchasers of Creation Units (“Authorized Participants”) must pay a creation transaction fee per transaction. The fee is typically a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. An Authorized Participant who holds Creation Units and wishes to redeem at NAV would also pay a Redemption Fee per transaction to the custodian on the date of such redemption, regardless of the number of Creation Units redeemed that day.

The Distributor has entered into Participant Agreements with certain broker-dealers and others that allow those parties to be Authorized Participants and to subscribe for and redeem shares of the Fund. Such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Fund’s shares outstanding, act as executing or clearing broker for investment transactions on behalf of the Fund and/or serve as counterparty to derivative transactions with the Fund.

Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. Shares of the Fund may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

If a Creation Unit is purchased or redeemed for cash, a higher transaction fee will be charged. The following table discloses Creation Unit breakdown for the period ended April 30, 2017:

	Creation Unit Shares	Transaction Fee	Value	Redemption Fee
Dhandho Junoon ETF	25,000	$500	$660,000	$500

11

Cambria Investment Management
Notes to the Financial Statements
April 30, 2017 (Continued)

3. RELATED PARTIES

Investment Advisory Agreement — The Investment Adviser is responsible for overseeing the management and business affairs of the Fund, and has discretion to purchase and sell securities in accordance with the Fund’s objectives, policies, and restrictions. The Investment Adviser reviews, supervises, and administers the Fund’s investment program. The Investment Adviser has entered into an investment advisory agreement (“Management Agreement”) with respect to the Fund. Pursuant to that Management Agreement, the Fund pays the Investment Adviser an annual advisory fee based on its average daily nets assets for the services and facilities it provides payable at an annual rate of 0.75%.

Prior to January 20, 2017, ALPS Advisors, Inc. served as the Fund’s investment adviser.

The Investment Adviser bears all of the costs of the Fund except for the advisory fee, payments under the Fund’s 12b-1 plan, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expenses and other extraordinary expenses. The Management Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, by the Board of Trustees or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on 60 days’ written notice to the Investment Adviser, and by the Investment Adviser on 60 days’ written notice to the Trust and that it shall be automatically terminated if it is assigned.

Dhandho Funds LLC (“Dhandho”), the Index provider and the Fund’s sponsor, is not affiliated with the Trust, the Investment Adviser or the distributor. The Investment Adviser has entered into a License Agreement with Dhandho, under which Dhandho agrees to license the use of the Underlying Index to the Investment Adviser. The Investment Adviser has also entered into a Strategic Partnership Agreement with Dhandho, under which Dhandho agrees to reimburse the Investment Adviser for certain covered expenses of the Fund. Dhandho will also provide marketing support for the Fund, including the distribution of marketing materials related to the Fund. Dhandho does not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment adviser to the Fund. The Fund does not pay a separate licensing fee to use the Underlying Index.

Administrator, Custodian and Transfer Agent — SEI Investments Global Fund Services (the “Administrator”) serves as the Fund’s Administrator pursuant to an administration agreement. Brown Brothers Harriman & Co. (the “Custodian” and “Transfer Agent”) serves as the Fund’s Custodian and Transfer Agent pursuant to a Custodian Agreement and a Transfer Agency Services Agreement.

Prior to January 20, 2017, ALPS Fund Services, Inc., an affiliate of the ALPS Advisors, Inc., was the fund accountant and administrator of the Fund.

Distribution Agreement — SEI Investments Distribution Co., a wholly-owned subsidiary of SEI Investments and an affiliate of the Administrator (the “Distributor”), serves as the Fund’s distributor of Creation Units pursuant to a distribution agreement. The Distributor does not maintain any secondary market in Fund shares.

Prior to January 20, 2017, ALPS Distributors, Inc., an affiliated of ALPS Advisor, Inc. served as the distributor.

The Fund has adopted a Distribution and Service Plan (“Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”). In accordance with its Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities. However, no such fee is currently paid by the Fund and the Board of Trustees has not currently approved the commencement of any payments under the Plan.

Certain officers and/or interested trustees of the Fund are also officers/employees of the current and prior Distributor, Investment Advisor or the Administrator.

12

Cambria Investment Management
Notes to the Financial Statements
April 30, 2017 (Continued)

4. INVESTMENT TRANSACTIONS

For the period ended April 30, 2017, the purchases and sales of investments in securities excluding in-kind transactions, long-term U.S. Government and short-term securities were:

	Purchases	Sales and Maturities
Dhandho Junoon ETF	$2,582,224	$2,607,813

For the period ended April 30, 2017 there were no purchases and sales of U.S. Government securities.

For the period ended April 30, 2017, in-kind transactions associated with creations and redemptions were:

	Purchases	Sales and Maturities	Realized Gains
Dhandho Junoon ETF	$1,983,367	$670,308	$52,042

5. PRINCIPAL RISKS

As with all exchange traded funds (‘‘ETFs’’), shareholders of the Fund is subject to the risk that their investment could lose money. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (‘‘NAV’’), trading price, yield, total return and ability to meet its investment objective. A more complete description of principal risks is included in the prospectus under the heading ‘‘Principal Risks’’.

Depositary Receipts Risk — The risks of investments in depositary receipts are substantially similar to Foreign Investment Risks. In addition, depositary receipts may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading.

Dividend Paying Security Risk — Securities that pay high dividends as a group can fall out of favor with the market, causing these companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of companies owned by the Fund and the capital resources available for these companies’ dividend payments may adversely affect the Fund.

Equity Investing Risk — An investment in the Fund involves risks similar to those of investing in any Fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally

Management Risk — The Fund is passively-managed, meaning that it is designed to track the performance of an underlying index. There can be no guarantee that these strategies and processes will produce the intended results and no guarantee that the Fund will achieve its investment objective. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Foreign Investment Risk — Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in or exposures to foreign securities by the Fund is subject to special risks, including risks associated with foreign securities generally, including differences in information available about issuers of securities and investor protection standards applicable in other jurisdictions; capital controls risks, including the risk of

13

Cambria Investment Management
Notes to the Financial Statements
April 30, 2017 (Continued)

5. PRINCIPAL RISKS (continued)

a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; currency risks; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions.

Non-Correlation Risk — The returns of the Fund may not match the return of their Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of the Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Index Risk — Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Fund’s Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Cash — Cash equivalents may consist of cash balances and time deposits maintained or held at Brown Brothers Harriman. Such amounts may be in excess of Federal Deposit Insurance Corporation limitations.

Non-Diversification Risk — The Fund is non-diversified. Investment by the Fund in securities of a limited number of issuers may expose it to greater market risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers.

6. GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. Additionally, under the Fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Investment Adviser is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

7. INCOME TAXES

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

14

Cambria Investment Management
Notes to the Financial Statements
April 30, 2017 (Continued)

7. INCOME TAXES (continued)

These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences which are primarily attributable to partnership adjustments, reclassification of distributions paid and received, reallocation of dividend incomes from underlying funds and redemptions in-kind, have been reclassified to/from the following accounts.

	Paid-in Capital	Undistributed Net Investment Loss	Accumulated Net Realized Loss
Dhandho Junoon ETF	$52,590	$(553)	$(52,037)

These reclassifications had no impact on the net assets or the net asset value per share of the Fund.

For tax purposes, short-term realized gains are considered ordinary income. The tax character of dividends and distributions declared during the last two fiscal years were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Totals
Dhandho Junoon ETF
2017	$21,999	$—	$—	$21,999
2016	—	—	—	—

As of April 30, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Dhandho Junoon ETF
Undistributed Ordinary Income	$64,445
Undistributed Long-Term Capital Gain	76,738
Unrealized Depreciation	(18,498)
Other Temporary Differences	(2)
Total Distributable Earnings	$122,683

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment losses that are carried forward will retain their character as either short term or long term capital losses. As of April 30, 2017 the Fund had no capital losses.

For the period ended April 30, 2017 the Fund utilized capital loss carryforwards of $26,352 to offset current year realized gains.

15

Cambria Investment Management
Notes to the Financial Statements
April 30, 2017 (Concluded)

7. INCOME TAXES (continued)

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at April 30, 2017, were as follows:

Cambria Investment Management	Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Depreciation
Dhandho Junoon ETF	$4,034,265	$89,400	$(107,898)	$(18,498)

8. REGULATORY MATTERS

In October 2016, the Securities and Exchange Commission (the “SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and expects that the Fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

9. SUBSEQUENT EVENTS

On June 15, 2017, the Board of Trustees approved the closing and liquidation of the Fund. The Fund will liquidate on or around June 30, 2017.

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

16

Cambria Investment Management
Report of Independent Registered Public Accounting Firm

To the Shareholders of Dhandho Junoon ETF and
Board of Trustees of Cambria ETF Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Dhandho Junoon ETF (the “Fund”), a series of Cambria ETF Trust, as of April 30, 2017, and the related statements of operations and changes in net assets and financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dhandho Junoon ETF as of April 30, 2017, the results of its operations and the changes in its net assets and financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As described in Note 9 to the financial statements, the Board of Trustees approved the closing and liquidation of the Fund on June 15, 2017, which indicates the Fund is not a going concern. The financial statements do not include any adjustments that might be necessary upon liquidation.

COHEN & COMPANY, LTD.
Cleveland, Ohio
June 29, 2017

17

Cambria Investment Management
Disclosure of Fund Expenses
(Unaudited)

All Exchange Traded Funds (“ETF”) have operating expenses. As a shareholder of an ETF, your investment is affected by these ongoing costs, which include (among others) costs for ETF management, administrative services, brokerage fees and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from an ETF’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the ETF’s average net assets; this percentage is known as the ETF’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (November 1, 2016 to April 30, 2017).

The table below illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Commission requires all funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 11/1/16	Ending Account Value 4/30/17	Annualized Expense Ratios	Expenses Paid During Period(1)
Dhandho Junoon ETF
Actual Fund Return	$ 1,000.00	$ 1,083.30	0.75%	$ 3.87
Hypothetical 5% Return	$ 1,000.00	$ 1,021.08	0.75%	$ 3.76

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied 181/365 (to reflect the one-half year period).

18

Cambria Investment Management
Trustees and Officers
(Unaudited)

Set forth below are the names, ages, position with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Mr. Richardson is a Trustee who is deemed to be an “interested” Trustee of the Fund as that term is defined in the 1940 Act by virtue of his employment with and ownership interest in the Investment Adviser. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling (855) 383-4636. The following chart lists Trustees and Officers as of April 30, 2017.

Name, Address, Age(1)	Position(s) Held with the Trust and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEE(3)
Eric W. Richardson DOB: 1966	Trustee and President of the Trust (since 2012)	Co-founder and Chief Executive Officer, Cambria Investment Management, L.P. (2006-present); Manager, Cambria Indices, LLC (2013-present).	None
INDEPENDENT TRUSTEES
Eric Leake DOB: 1970	Trustee (Since 2013)	Partner and Chief Investment Officer, Anchor Capital Management Group, Inc. (since 1996).	Board Member, National Association of Active Investment Management (NAAIM) (2008-2010).
Dennis G. Schmal DOB: 1947	Trustee (Since 2013)	Self-employed consultant (since 2003).
Director, AssetMark (formerly Genworth) Mutual Funds (2007-present); Director, Merriman Holdings Inc. (formerly MCF Corp.) (financial services) (2003-present); Director, Owens Realty Mortgage Inc. (real estate) (2013-present); Director and Chairman, Pacific Metrics Corporation (2005-2014) (educational services); Director and Chairman, Sitoa Global (2011-2013) (e-commerce); Trustee, Wells Fargo GAI Hedge Funds (2008-present).

(1)	Unless otherwise noted, the business address of each trustee is Cambria ETF Trust, 2321 Rosecrans Avenue, Suite 3225, El Segundo CA 90245. Trustees oversee 12 funds in the Cambria ETF Trust.

(2)
Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Trust Instrument.

(3)	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with (the Distributor and/or its affiliates.)

19

Cambria Investment Management
Trustees and Officers
(Unaudited) (Concluded)

Name, Address, Age(4)	Position(s) Held with the Trust and Length of Time Served(5)	Principal Occupation(s) During the Past 5 Years
OFFICERS(6)
Ryan DelGiudice DOB: 1990	Chief Compliance Officer (Since 2017)
Vice President (2015-present), Manager (2013-2015), Cipperman Compliance Services; Chief Compliance Officer, Aspiration Funds (2014-present); Associate, Bank of New York Mellon (regulatory administration) (2012-2013).

Mebane Faber DOB: 1977	Vice President (Since 2012)	Co-founder and Chief Investment Officer, Cambria Investment Management, L.P. (2006-present); Manager, Cambria Indices, LLC (2013-present).
Eric Kleinschmidt(7) 1 Freedom Valley Drive Oaks, PA 19456 DOB: 1968	Principal Financial Officer (Since 2016)	Director of Fund Accounting, SEI Investments Global Funds Services since 2004.

(4)	Unless otherwise noted, the business address of each officer is Cambria ETF Trust, 2321 Rosecrans Avenue, Suite 3225, El Segundo CA 90245.

(5)
Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Trust Instrument.

(6)	Officers oversee 12 funds in the Cambria ETF Trust.

(7)	Certain officers and/or interested trustees of the Fund are also officers of the distributor, the advisor or the administrator.

20

Cambria Investment Management
Approval of Advisory Agreement & Board Considerations
April 30, 2017 (Unaudited)

Board Consideration of the Investment Advisory Agreement

Dhandho Junoon ETF

The Board of Trustees (the “Board”) of Cambria ETF Trust (the “Trust”), including those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”), attended an in-person meeting held on September 13, 2016, called for the purpose of, among other things, the consideration of, and voting on, the approval of the investment advisory agreement (the “Agreement”) between the Trust and Cambria Investment Management, L.P. (“Cambria”) applicable to Dhandho Junoon ETF (the “Fund” or “JUNE”). In preparation for its deliberations, the Board requested and reviewed written responses from Cambria to a due diligence questionnaire circulated on the Board’s behalf. During its deliberations, the Board received an oral presentation from Cambria and was assisted by the advice of independent legal counsel.

In evaluating the Agreement, the Board reviewed information regarding Cambria’s personnel, operations, and financial condition. In addition, the Board considered that the evaluation process with respect to Cambria is an ongoing one and, in this regard, the Board considers information at each regularly scheduled meeting, including, among other things, information concerning performance and services provided by Cambria. At the meeting, the Board considered: (1) the nature, extent and quality of the services to be provided by Cambria to JUNE; (2) the investment performance of Cambria with respect to other passively-managed Cambria ETFs; (3) the costs of the services provided by Cambria and the expected profitability to Cambria derived from its relationship with JUNE; (4) the advisory fee and total expense ratio of JUNE compared to a relevant peer group of funds; (5) the extent to which economies of scale would be realized as JUNE grows and whether the advisory fee would enable investors to share in the benefits of economies of scale; (6) benefits (such as soft dollars, if any) received by Cambria and its affiliates from their relationship with JUNE; (7) Cambria’s reputation, expertise and resources in the financial markets; and (8) other factors the Board deemed relevant.

Nature, Quality and Extent of Services. The Board reviewed the nature, quality and extent of the overall services provided by Cambria to JUNE. In particular, the Board considered the responsibilities of Cambria, recognizing that Cambria had invested significant time and effort in structuring the Trust and JUNE, obtaining the necessary exemptive relief from the Securities and Exchange Commission, arranging service providers, exploring various sales channels, and assessing the appeal for JUNE’s investment strategy. In addition, the Board considered that Cambria is responsible for providing investment advisory services to JUNE, monitoring compliance with JUNE’s objectives, policies and restrictions, and carrying out directives of the Board. The Board also considered the services provided by Cambria in the oversight of the Trust’s distributor, administrator, transfer agent, and custodian. In addition, the Board evaluated the integrity of Cambria’s personnel, the professional qualifications and experience of the portfolio management team in managing assets, their experiences with Cambria’s services, and the adequacy of Cambria’s resources and financial condition.

Performance. The Board noted that, since JUNE had not yet commenced investment operations, JUNE had no investment performance. The Board considered that JUNE had previously commenced operations as a series of Elevation ETF Trust on April 1, 2016 but determined the performance of JUNE’s prior management would not be indicative of JUNE’s future performance under Cambria’s portfolio management. The Board noted, however, that Cambria has been relatively successful advising other passively managed ETFs, including other series of the Trust, using different quantitative investment strategies.

Comparative Fees and Expenses. The Board considered that Cambria proposed charging a unitary advisory fee of 0.75% to JUNE. The Trustees noted that under the unitary fee structure proposed, Cambria, and not JUNE, would be responsible for paying many of the expenses necessary to service JUNE, including those of other service providers. In considering the advisory fee, the Board reviewed and considered the fee in light of the nature, quality and extent of the services to be provided by Cambria to JUNE. With respect to the proposed advisory fee and estimated total expense ratio for JUNE, the Board considered how the proposed fee and expense ratio compared to the advisory fees and expense ratios of ETFs

21

Cambria Investment Management
Approval of Advisory Agreement & Board Considerations
April 30, 2017 (Unaudited) (Concluded)

with comparable strategies. The Board noted that JUNE’s proposed unitary advisory fee is comparable to the average total expense ratio of its peer funds. The Board then considered Cambria’s representation that it would continue to monitor JUNE’s expense ratio as compared to those of its peer funds to seek to ensure that JUNE remains competitive.

Costs and Profitability. The Board then considered the estimated profits to be realized by Cambria in connection with providing services to JUNE. The Board noted that since JUNE had not yet launched as a series of the Trust, it was difficult to estimate how profitable it would be to Cambria. The Board, however, reviewed estimated profit and loss information provided by Cambria with respect to JUNE. In particular, the Board also noted Cambria’s representation of its long-term commitment to the success of JUNE and its proposal of a unitary fee structure under which it bears the risk that JUNE expenses may increase. The Board further considered the costs associated with the personnel, systems and equipment necessary to manage JUNE and to meet the regulatory and compliance requirements adopted by the SEC and other regulatory bodies as well as other expenses Cambria would pay in accordance with the Agreement.

Other Benefits. The Board then considered the extent to which Cambria derives ancillary benefits from JUNE’s operations. The Board discussed the potential benefits to Cambria resulting from its ability to use JUNE’s assets to engage in soft dollar transactions. The Board noted that Cambria did not have any affiliates that would benefit from JUNE’s operations. The Board also reviewed the degree to which Cambria may receive compensation from JUNE based upon its investment in other Cambria ETFs.

Economies of Scale. The Board also considered whether economies of scale would be realized by JUNE as its assets grow larger, including the extent to which this is reflected in the level of fees to be charged. The Board noted that the proposed advisory fee for JUNE does not include breakpoints, but that it was premature - before the commencement of investment operations - to evaluate potential economies of scale. The Board, thus, determined to monitor potential economies of scale, as well as the appropriateness of introducing breakpoints, as assets managed by JUNE grow larger.

Conclusion. In approving the Agreement, the Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Agreement, was fair and reasonable in light of the services to be performed, expenses to be incurred, and such other matters as the Board considered relevant. In light of the foregoing, the Board, including a majority of the Independent Trustees, determined to approve the Agreement for JUNE.

22

Cambria Investment Management
Notice to Shareholders
April 30, 2017 (Unaudited)

For shareholders that do not have an April 30, 2017, tax year end, this notice is for informational purposes only. For shareholders with an April 30, 2017 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended April 30, 2017, the Funds are designating the following items with regard to distributions paid during the year.

	Return of Capital	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying Dividends(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Qualified Interest Income(4)	Qualified Short-Term Capital Gain(5)
Dhandho Junoon ETF	0.00%	0.00%	100.00%	100.00%	58.76%	59.32%	0.00%	0.00%	0.00%

(1)
Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)
The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and its reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)
“U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)
The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is a percentage of net investment income that is exempt from U.S. withholding tax when paid for foreign investors.

(5)
The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending April 30, 2017. Complete information will be computed and reported in conjunction with your 2017 Form 1099-DIV.

23

Cambria Investment Management
Supplemental Information
(Unaudited)

Net asset value, or “NAV”, is the price per share at which a Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. A Fund’s Market Price may be at, above or below its NAV. The NAV of a Fund will fluctuate with changes in the market value of the Fund’s holdings. The NAV of a Fund may also be impacted by the accrual of deferred taxes. The Market Price of a Fund generally fluctuates in response to changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of a NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

	Market Price One Year Total Return	Market Price, End of Period
Dhandho Junoon ETF	30.99%	$31.69

Dhandho Junoon ETF
Premium/ Discount Analysis
Inception Date 3/31/2016
Analysis Period 3/31/2016-4/30/17

	Percent Above or Below Par	Number of Days at Discount/Premium	Percent of Days at Discount/Premium
	-5.00%	—	—
	-4.50%	—	—
	-4.00%	—	—
	-3.50%	—	—
Fund Sold at Discount	-3.00%	2	0.33%
	-2.50%	2	0.33%
	-2.00%	9	1.47%
	-1.50%	28	4.56%
	-1.00%	83	13.52%
	-0.50%	159	61.39%
Sold at Par	0.00%	—	—
	0.50%	87	33.59%
	1.00%	12	46.30%
	1.50%	—	—
	2.00%	1	0.39%
Fund Sold at Premium	2.50%	—	—
	3.00%	—	—
	3.50%	—	—
	4.00%	—	—
	4.50%	—	—
	5.00%	—	—

24

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Investment Adviser:

Cambria Investment Management, L.P.
2321 Rosecrans Avenue
Suite 3225
El Segundo, CA 90245

Distributor:

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue
Washington, District of Columbia 20004-2541

Independent Registered Public Accounting Firm:

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

This information must be preceded or accompanied by a current prospectus.

CIM-AR-002-0100

Item 2.  Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, comptroller or principal accounting officer or any person who performs a similar function.

Item 3.  Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has an audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial expert Dennis G. Schmal is an independent trustee as defined in Form N-CSR Item 3 (a) (2)

Item 4.  Principal Accountant Fees and Services.

Fees billed by Cohen Fund Audit Services, Ltd. (Cohen) related to the Registrant.

Cohen billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal year 2017 and 2016, respectively, as follows:

		Fiscal 2017			Fiscal 2016
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$115,500	N/A	N/A	$77,000	N/A	N/A
(b)	Audit-Related Fees	$—	$—	$—	$—	$—	$—
(c)	Tax Fees	$—	$—	$—	$—	$—	$—
(d)	All Other Fees	$—	$—	$—	$—	$—	$—

(e)(1) The Trust’s Audit Committee has adopted, and the Board of Trustees has ratified, an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Trust may be pre-approved .

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (Cohen):

	Fiscal 2017	Fiscal 2016
Audit-Related Fees	—%	—%
Tax Fees	—%	—%
All Other Fees	—%	—%

(f) Not Applicable.

(g) The aggregate non-audit fees and services billed by Cohen for the fiscal year 2017 were $0.

(h) During the past fiscal year, Registrant's principal accountant provided certain non-audit services to Registrant's investment adviser or to entities controlling, controlled by, or under common control with Registrant's investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.  The Audit Committee of Registrant's Board of Trustees reviewed and considered these non-audit services provided by Registrant's principal accountant to Registrant's affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.  Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.  Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.  Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.  Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are filed hereto.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Cambria ETF Trust

By (Signature and Title)	/s/ Eric Richardson
Eric Richardson, President

Date: July 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Eric Richardson
Eric Richardson, President

Date: July 7, 2017

By	/s/ Eric Kleinschmidt
Eric Kleinschmidt, Principal Financial Officer

Date: July 7, 2017